Note: This same form was executed in connection with mortgages on Berlin Shopping Center, Ledgewood Mall, New Loudon Center, and Route 6 Shopping Center

THIS MORTGAGE IS AN OPEN-END MORTGAGE AND SECURES FUTURE ADVANCES
(All notices to be given to Mortgagee pursuant to 42 Pa. C.S.A.ss.8143 shall be given as set forth in Section 4.2 of this Mortgage.)
Pennsylvania Tax Parcel Identification Nos.

                   Route 6 Mall                   27-14-28
                   27-10-15
                   Bradford Towne            62-087.07-004

                       ACADIA REALTY LIMITED PARTNERSHIP,
                                   Mortgagor,
                                       and
                     THE DIME SAVINGS BANK OF NEW YORK, FSB,
                       as Administrative Agent for Lenders
                   (as hereinafter defined) (together with its
                    successors in such capacity, "Mortgagee")

                         MORTGAGE, ASSIGNMENT OF LEASES
                        AND RENTS AND SECURITY AGREEMENT




                          Dated as of March 30th, 2000

                          Mortgage Amount: $59,000,000



                              RECORD AND RETURN TO:

                              Dewey Ballantine LLP
                           1301 Avenue of the Americas
                         New York, New York 100 19-6092
                         Attention: Val A. Soupios, Esq.

                                   TABLE OF CONTENTS

                                                                            Page
                                                                            ----
CERTAIN DEFINITIONS ...........................................................4

ARTICLE I   Mortgagor's Covenants..............................................6
1.1.  Title ...................................................................6
1.2.  Security Agreement.......................................................7
1.3.  Recordation; Certain Costs and Expenses...................................
1.4.  Obligation to Pay........................................................8
1.5.  Compliance with Requirements ............................................8
1.6.  Scope of Security........................................................9
1.7.  Payment of Impositions for Mortgaged Property............................9
1.8.  Indemnity by Mortgagor..................................................10
1.9.  Insurance and Casualty..................................................11
1.10. Advances, Etc., by Mortgagee............................................14
1.11. Escrow Requirements.....................................................14
1.12. Financial Reporting.....................................................15
1.13. Maintenance and Operation of Mortgaged Property.........................15
1.14. Condemnation............................................................16
1.15. Leasing of Mortgaged Property...........................................17
1.16. Casualty to Mortgaged Property..........................................19
1.17. Interest after Default..................................................19
1.18. Due on Transfer.........................................................19
1.19. Costs of Litigation and Certain Proceedings.............................20
1.20. Late Charge.............................................................20
1.21. Trust Fund..............................................................20
1.22. Charges for Tax Searches, Etc...........................................21
1.23. Prepayment..............................................................21
1.24. Restrictions Affecting Mortgaged Property...............................21
1.25. Hazardous Substances....................................................21
1.26. Further Assurances......................................................24
1.27. Notice to Mortgagee.....................................................24
1.28. Set-Off.................................................................24
1.29. Obligations Secured.....................................................25
1.30. Year 2000 Capability....................................................25

ARTICLE II  Events of Default and Remedies....................................25
2.1. Definition of Event of Default...........................................25
2.2. Effect of Event of Default...............................................29
2.3. Foreclosure Sale Implementation..........................................31
2.4. Collection of Debt.......................................................32
2.5. Appointment of Receiver..................................................34
2.6. Possession by Mortgagee..................................................34

                                      (i)

                                                                            Page
                                                                            ----
2.7.  Remedies Cumulative.....................................................34
2.8.  Right to Withdraw Proceeding, Etc.......................................34
2.9.  Waiver..................................................................34
2.10. Use and Occupancy of Mortgaged Property.................................35
2.11. Mortgagee's Attorneys' Fees.............................................35
2.12. Effect of Mortgagor's Tender............................................35
2.13. Mortgagee's Failure to Allow Cure Period................................35

ARTICLE III  Representations and Warranties...................................36
3.1.  Title, Etc..............................................................36
3.2.  Compliance with Requirements, Etc.......................................36
3.3.  Rent Roll...............................................................36
3.4.  Easements, Etc..........................................................36
3.5.  No Misrepresentations...................................................36
3.6.  Governmental Approvals..................................................36
3.7.  Approvals of Loan Documents.............................................37
3.8.  Other Beneficiaries.....................................................37
3.9.  Federal Law.............................................................37
3.10. Hazardous Substances....................................................37
3.11. Split Tax Lots..........................................................38

ARTICLE IV  Miscellaneous.....................................................38
4.1.  Partial Invalidity......................................................38
4.2.  Notices.................................................................38
4.3.  Waiver of Notice........................................................39
4.4.  Successors and Assigns..................................................39
4.5.  Usury Savings...........................................................39
4.6.  Counterparts............................................................40
4.7.  Governing Law...........................................................40
4.8.  Written Amendments......................................................40
4.9.  Actions, Approvals and Determinations...................................40
4.10. Receipt of Copy.........................................................40
4.11. Modifications, Releases, Etc............................................40
4.12. Construction............................................................41
4.13. Non-Merger..............................................................41

ARTICLE V  Transfer Taxes.....................................................41

ARTICLE VI  Additional Provisions.............................................42
6.1. Assignment of Leases and Rents...........................................42
6.2. Type of Property.........................................................43
6.3. Maximum Principal Indebtedness Secured...................................43
6.4. Exculpation..............................................................43
6.5. Exculpation of Trustees..................................................44
6.6. Reduction of Mortgage Amount.............................................44

                                      (ii)

                   THE AMOUNT OF THIS MORTGAGE IS $59,000,000
                            (THE "MORTGAGE AMOUNT").

         THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT, made as of the 30th day of March, 2000, from Acadia Realty Limited Partnership, a Delaware limited partnership, having an address at c/o Acadia Realty Trust, 20 Soundview Marketplace, Port Washington, New York 11050 ("Mortgagor"), to THE DIME SAVINGS BANK OF NEW YORK, FSB, a banking corporation chartered under the laws of the United States, as Administrative Agent for Lenders (as hereinafter defined) having an address at EAB Plaza, Thirteenth Floor, Uniondale, New York 11556-0123 (together with its successors in such capacity, "Mortgagee"),

                                WITNESSET THAT:

         WHEREAS, Mortgagor is on the date of this Mortgage the owner of fee title to that certain parcel of land and improvements thereon commonly known as Bradford Towne Center, located in Bradford County, Pennsylvania and more particularly described in Schedule A-1 annexed hereto and made part hereof and of fee title to that certain parcel of land and improvements thereon commonly known as U.S. Route 6 Mall, located in Wayne County, Pennsylvania and more particularly described in Schedule A-2 annexed hereto and made part hereof,

         WHEREAS, concurrently with the execution and delivery of this Mortgage, Assignment of Leases and Security Agreement (this "Mortgage"), Mortgagor will borrow up to FIFTY NINE MILLION AND NO/100THS DOLLARS ($59,000,000) from Lenders, which loan will be secured by this Mortgage, pursuant to the Loan Agreement identified below;

         WHEREAS, Mortgagor has executed and delivered its note, dated the date hereof, in the amount of $59,000,000 to The Dime Savings Bank of New York, FSB (in its individual capacity as a Lender and not as Mortgagee, "The Dime"), which note obligates Mortgagor to pay the Mortgage Amount, or so much thereof as may be advanced from time to time in accordance with the terms of the Loan Agreement (said note, as the same may hereafter be amended, modified, extended, severed, assigned, renewed, replaced, or restated, and including any substitute or replacement notes executed pursuant to Sections 3.07 or 11.05 of the Loan Agreement, is hereinafter referred to individually and collectively as the "Note");

         WHEREAS, this Mortgage is an "Open-End Mortgage" as set forth in 42 Pa. C.S.A. ss.8143 and secures obligations up to a maximum amount of principal indebtedness outstanding at any time of Seventy Five Million Dollars ($75,000,000), plus accrued and unpaid interest and other sums thereon, including, but not limited to, advances, whenever made, for the payment of taxes, assessments, maintenance charges, insurance premiums, costs incurred for the protection of the Premises or the lien of this Mortgage, expenses incurred by Mortgagee by reason of any default by Mortgagor under this Mortgage, including, without limitation, legal fees and costs incurred by Mortgagee in connection therewith, and advances for alteration or renovation on the Premises, together with all other sums due hereunder or under the Note or the Loan Agreement and other Loan Documents (as defined in the Loan Agreement) or secured hereby; and

         WHEREAS, in order to secure the payment of the Note, Mortgagor has duly authorized the execution and delivery of this Mortgage.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained,

         TO SECURE (a) the full, faithful and punctual (i) payment by Mortgagor of all sums payable under the Note or any other Loan Document (as hereinafter defined) up to the Mortgage Amount and (ii) performance of and compliance with each and every term, condition, agreement, undertaking, covenant and provision to be performed or complied with by Mortgagor pursuant to the Loan Documents, and (b) the truth, accuracy and completeness of all representations and warranties made by Mortgagor to Mortgagee in the Loan Documents or otherwise in connection with the Loan, Mortgagor does hereby creates in favor of Mortgagee a security interest in, and, by these presents, intending to be legally bound, does hereby irrevocably give, grant, bargain, sell, warrant, alien, enfeoff, remise, release, convey, assign, transfer, mortgage, hypothecate, deposit, pledge, set over and confirm unto Mortgagee, its successors and assigns, all of Mortgagor's estate, right, title, interest, claim and demand (whether at law or in equity, in possession or expectancy) in, to and under the following described property (collectively, the "Mortgaged Property"), whether now owned or held or hereafter acquired by Mortgagor:

                  (i) the premises described in Schedule, including all easements, rights, privileges and appurtenances that in any way belong or appertain to such premises, and all estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in the streets and ways adjacent thereto, whether in law or in equity, in possession or expectancy, now or hereafter acquired, together with any and all options held by Mortgagor to purchase, lease, or sublease or otherwise acquire such premises or any portion thereof or interest therein, and any greater estate in such premises now owned or hereafter acquired by Mortgagor (collectively, the "Premises");

                  (ii) all structures, buildings or other improvements now or hereafter located upon the Premises or on any part thereof, including all plant, equipment, apparatus, machinery and fixtures forming part of said structures, buildings and other improvements (all, collectively, the "Improvements");

                  (iii) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery and other articles of personal property (including without limitation all building service equipment and building materials 'and supplies), other than those owned by lessees, now or at any time hereafter attached to, placed upon, or used or to be used in any way in connection with the use, enjoyment, occupancy or operation of the Premises or the Improvements (all, collectively, the "Chattels");

                  (iv) all leases, subleases, tenancies, subtenancies and rental and occupancy agreements for the use and occupancy of all or any portion of the

         Mortgaged Property which are now in existence or which may exist at any time during the period that this Mortgage is in effect, together with any modifications, amendments, renewals or extensions of any of the foregoing, whether or not written and, if written, whether or not recorded (all of which present and future leases, subleases, tenancies, subtenancies and rental and occupancy agreements, as modified, amended, renewed or extended, are hereinafter referred to, each as a "Lease" and, collectively, as the "Leases"), and all estate, right, title, interest, claim and demand of Mortgagor under the Leases, including, without limitation, any cash or securities deposited by lessees or others to secure their performance, the rents and all other sums payable thereunder and the right to receive and collect the rents, revenues, receipts, income, earnings, issues, accounts receivable and profits derived from the Mortgaged Property (collectively, the "Rents") (subject, however, to any license to collect the Rents granted by Mortgage to Mortgagor herein and all guarantees of the performance of lessees and other obligors under such leases and other agreements and instruments;

                  (v) all Authorizations (as hereinafter defined), agreements, franchises, applications, and other authorizations relating to the use, occupation, development, subdivision or operation of the Mortgaged Property or any business or activity conducted by or on behalf of Mortgagor on the Mortgaged Property, including, without limitation, all trade names and other names under or by which the Mortgaged Property or any of the Improvements may at any time be operated or known and all rights to conduct business under any such names or any variant thereof, and all trademarks, good will, operating agreements, contract rights, service rights, accounts receivable, books and records and general intangibles (as such term is defined in the Uniform Commercial Code in effect in the state where the Premises are situated (as same may hereafter be amended from time to time, the "Uniform Commercial Code")) now owned or hereafter acquired, in any way relating to the Mortgaged Property;

                  (vi) all shares of stock or other evidence of ownership of any part of the Mortgaged Property that is owned by Mortgagor in common with others and all rights of Mortgagor in any owners' or members' association or similar group having responsibility for managing or operating any part of the Mortgaged Property;

                  (vii) all present and future insurance policies now or hereafter in effect insuring the Mortgaged Property or any portion thereof or any Rents derived therefrom, and any unearned premiums therefor accrued or to be accrued and all proceeds payable thereunder, together with all moneys now or hereafter on deposit for the payment of premiums in respect of such policies and Impositions (as defined in Section 1.7(a)), and all refunds of real estate taxes and assessments;

                  (viii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards, judgments, awards of damages and settlements made as a result or in lieu of any condemnation, together with all claims, demands, causes of action and recoveries for any loss or diminution in value of any of the foregoing;

                  (ix) all warranties, guarantees, plans and specifications, shop and working drawings, soil tests and other environmental site tests and all other documents and materials (of any and every kind and nature) now or hereafter existing in respect of the Mortgaged Property;

                  (x) all betterments, renewals, extensions and replacements of, all substitutions for, and all additions, accessions and appurtenances to, the Mortgaged Property, hereafter acquired by or released to Mortgagor or constructed, assembled or placed by or for Mortgagor at, on or beneath the Premises or attached to the Premises or the Mortgaged Property, as more particularly provided in Section 1.6 of this Mortgage; and

                  (xi) all claims (of any and every kind and nature) relating to the foregoing components of the Mortgaged Property.

         TO HAVE AND TO HOLD unto Mortgagee, its successors and assigns forever. Mortgagor further agrees as follows:

                               CERTAIN DEFINITIONS

         Unless the context otherwise specifies or requires, each term specified below shall have the meaning ascribed to it below.

         "Authorizations" (each, an "Authorization") means all permits, certificates, approvals, consents, licenses and authorizations (including, without limitation, Environmental Authorizations) required to be obtained from Governmental Authorities (as hereinafter defined) in order that the Mortgaged Property shall be owned, used, operated and maintained, and that Mortgagor's business thereat shall be conducted, in accordance with pertinent Requirements (as hereinafter defined).

         "Default Rate" means the rate (or, if more than one, the highest of the rates) of interest as set forth in the Loan Agreement, but in no event to exceed the maximum rate allowed by law.

         "Environmental Authorizations" means all Authorizations that pertain to health, Hazardous Substances (as hereinafter defined) or environmental or ecological conditions at, on, under or about the Mortgaged Property.

         "Environmental Conditions" (each, an "Environmental Condition") means all conditions relating to Hazardous Substances present at or emanating from the Mortgaged Property, including, without limitation, the past, present or future Release (as hereinafter defined) of Hazardous Substances and their presence in the 'environment. This term also includes the residual contamination of equipment and/or facilities and off-site treatment, recycling, reclamation, transportation, storage, handling or disposal of Hazardous Substances from the Mortgaged Property.

         "Environmental Laws" (each, an "Environmental Law") means all Requirements pertaining to health, Hazardous Substances or environmental or ecological conditions at, on, under or about the Mortgaged Property.

         "Event of Default" is defined in Section 2.1.

         "Governmental Authority" (collectively, "Governmental Authorities" means the United States of America, the state and city, town or other municipality in which the Premises are situated, any agency, court, department, commission, board, bureau, instrumentality or political subdivision of any of the foregoing, and any arbitration panel or tribunal, in each instance now existing or hereafter created, having or claiming jurisdiction over Mortgagor, the Mortgaged Property or the use, occupancy, operation or condition of the Mortgaged Property or any portion thereof.

         "Hazardous Substances" (each, a "Hazardous Substance") means (i) asbestos and asbestos-containing materials, radon, polychlorinated biphenyls, formaldehyde, flammable explosives, radioactive materials, petroleum and products containing or derived from petroleum, underground storage tanks and other underground storage facilities (i.e., any tank or facility and related piping system of which ten percent (10%) or more by volume is underground), (ii) any and all materials, substances, pollutants, contaminants and wastes subject to, or defined as "hazardous substances", "hazardous waste", "hazardous material", "hazardous air pollutant", or "petroleum products" under, any Environmental Law, and (iii) any and all other hazardous or toxic materials, substances, pollutants, contaminants and wastes.

         "Lenders" means, collectively, The Dime and such other lending institutions who become "Lenders" pursuant to the Loan Agreement, together with their successors and permitted assigns in accordance with the terms of the Loan Agreement.

         "Loan" means Mortgagee's loan made to Mortgagor the same day as this Mortgage, in an amount equal to the principal amount of the Note.

         "Loan Agreement" means that certain Term Loan Agreement, dated as of the date hereof, among Mortgagor, as Borrower, and Mortgagee, as Lender and Administrative Agent, as the same may hereafter be amended, modified or supplemented from time to time.

         "Loan Documents" (each, a "Loan Document") means, collectively, the Loan Agreement, this Mortgage; the Note; any guaranty(ies) executed in connection with the Loan (including, without limitation, the Agreement of Guaranty, Undertaking and Indemnity); and any and all other instruments delivered (whether now or hereafter and whether by Mortgagor or any other person) to the holder of the Note in connection with this Mortgage and the Loan including, but not limited to, the Mortgages of certain real property owned by Mortgagor and more particularly described herein.

         "Loan Maturity Date" means the maturity date of the Note.

         "Note" means the Promissory Note dated the same day as this Mortgage executed by Mortgagor in favor of Mortgagee in the amount of Fifty-Nine Million Dollars ($59,000,000), together with any and all amendments, extensions, renewals, modifications, refinancings and increases in the amount of, and substitutions for, same.

         "Notices" (each, a "Notice") means: (i) citizen or governmental notices of intent to sue under an Environmental Law or common law cause of action; (11) requests for information under the authority of an Environmental Law; (iii) notices of administrative actions or orders seeking penalties, fines, or remedial activity under any Environmental Law; (iv) any "potentially responsible party" letters under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss. 6902 et seq. ("CERCLA"); (v) judicial complaints; (vi) notices of administrative or judicial enforcement actions related to any Environmental Law; (vii) notices of violation related to any Environmental Law received by any Guarantor, or (viii) any notice of formal or informal investigation by any agency, or any consent order, whether proposed or final.

         "Prepayment Charge" means the Prepayment Charge provided for in the ID Note, if any.

         "Principal(s) of Mortgagor" means Acadia Realty Trust, a Maryland real estate investment trust.

         "Requirements" (each, a "Requirement") means all laws, statutes, regulations, ordinances, codes, rules, rulings, directives, determinations, judgments, decrees, orders, injunctions, arbitral decisions, Authorizations, Environmental Laws and other requirements of every Governmental Authority now or hereafter in effect (including any of the foregoing that heretofore have been promulgated but which are not yet in effect), in each instance as modified, amended, renewed and/or extended, which are applicable to Mortgagor, to the Mortgaged Property or any portion thereof, to the use, manner of use, occupancy, possession, condition, operation, maintenance, alteration, repair, replacement, or restoration of the Mortgaged Property or any portion thereof or to the conduct of Mortgagor's business at the Mortgaged Property.

         "To the best of Mortgagor's knowledge" means, with respect to any representation, warranty or certification contained in this Mortgage as to which such phrase is expressly applied, that, after due inquiry, Mortgagor knows of no fact(s) and has received no commununication(s), oral or written, which would cause a reasonably prudent person in the position of Mortgagor to refrain from making the representation, warranty or certification in question.

                                    ARTICLE I

                              Mortgagor's Covenants

         Mortgagor covenants and agrees for the benefit of Mortgagee as follows:

         1.1. Title. This Mortgage is and shall remain a valid and enforceable first lien on the Mortgaged Property, subject solely to the exceptions referred to in Section 3. 1. At Mortgagor's sole cost and expense, Mortgagor shall defend and fully protect and preserve such title and the validity and priority of the lien of this Mortgage against the claims of all other persons and entities.

         1.2. Security Agreement. This Mortgage shall constitute a security agreement with respect to such components of the Mortgaged Property as to which a security interest may attach under the Uniform Commercial Code and, with respect to such of the Chattels as at any time may be fixtures, a fixture filing under the Uniform Commercial Code. The Mortgaged Property consists of both real and personal property. The filing of UCC-1 financing statements ("UCC-1s") in the records customarily pertaining to personal property shall not be construed as in any way derogating from the intention of the parties hereto that all Chattels and other property used in connection with the production of Rents or which are referred to in this Mortgage are, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be, regarded as real estate whether or not (a) any such item is physically' attached to the Premises or any of the Improvements, (b) serial numbers are used for the better identification of certain of the Chattels capable of being thus identified in a recital contained herein or (c) any such item is referred to in any UCC-1 so filed at any time. Similarly, the mention in the UCC- of (x) the rights in the proceeds of any fire and/or hazard insurance policy, (y) any award in condemnation or eminent domain proceedings for a taking or for loss of value, or
(z) the debtor's interest as lessor in any present or future Lease or rights to income growing out of the use or occupancy of the Mortgaged Property, whether pursuant to a Lease or otherwise, shall never be construed as in any way derogating from, or altering any of the rights of Mortgagee set forth in this Mortgage or impugning the priority of Mortgagee's lien granted hereby or by any other recorded instrument, but such mention in the UCC-1s is declared to be for the protection of Mortgagee in the event any court or judge shall at any time hold with respect to (x), (y) or (z) above that notice of Mortgagee's priority of interest, to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records. The addresses of Mortgagor (Debtor) and Mortgagee (Secured Party) are set forth on page I of this Mortgage. This Mortgage is to be filed for record with the recorder of deeds of the county or counties in which the Premises are situated. Mortgagor is the record owner of the Mortgaged Property.

         1.3. Recordation: Certain Costs and Expenses. (a) Recording and Filing Upon the execution and delivery of this Mortgage, and thereafter from time to time, whether or not Mortgagee so demands, Mortgagor, at Mortgagor's sole cost and expense, shall cause this Mortgage and any other instrument creating or evidencing Mortgagee's lien upon, or security interest in, the Mortgaged Property and each Document of Further Assurance (as defined in Section 1.26) to be filed, registered or recorded, as the case may be, in such manner and in such places as may be required by any Requirement in order to publish notice of, and fully to protect and preserve, the liens and security interests created by and granted pursuant to this Mortgage with respect to the Mortgaged Property.

         (b) Fees and Costs of Mortgage. Related Documents. Mortgagor shall punctually pay in strict compliance with applicable Requirements (i) all filing, registration or recording fees with respect to, and all other expenses incident to, the execution, acknowledgment and filing, registration or recording of this Mortgage, any amendment, extension, renewal or modification hereof, any mortgage supplemental hereto, any other security instrument with respect to the Mortgaged Property, any Document of Further Assurance, and any other Loan Document, and
(ii) all stamp taxes and other taxes, duties, imposts, assessments and charges imposed by Governmental Authorities arising out of or in connection with the execution, delivery, filing, registration, or recording of any of the foregoing.

         1.4. Obligation to Pay. Mortgagor shall punctually pay in strict compliance with the Loan Documents (a) the principal, interest, Prepayment Charge and all other sums evidenced by the Note and (b) all other moneys, indebtedness, obligations and liabilities (of any and every kind or nature) now or hereafter owing (whether to Mortgagee, any Governmental Authority or any other third party) pursuant to any one or more of the Loan Documents. All of the foregoing shall be deemed to be indebtedness secured by this Mortgage and shall be paid without any abatement, credit, reduction, deduction, claim, counterclaim, set-off or offset whatsoever, and free and clear of all defenses.

         1.5. Compliance with Requirements. (a) Legal Requirements. Mortgagor shall fully, faithfully and punctually comply (and shall cause all lessees and other persons and entities that occupy or enter upon the Mortgaged Property at all times so to comply) with all applicable Requirements, including, without limitation, Requirements that, if violated, would cause the Mortgaged Property or a part thereof to be subject to forfeiture. Mortgagor, if a corporation, partnership, trust or other legal entity, shall do all things necessary to preserve and keep in full force and effect in all jurisdictions where the same presently are in force and effect Mortgagor's existence, franchises, rights and privileges.

         (b) Insurance Policy Requirements. Mortgagor shall fully, faithfully and punctually comply (and shall cause all lessees and other persons and entities that occupy or enter upon the Mortgaged Property so to comply) with all provisions of all insurance policies covering or applicable to any portion of the Mortgaged Property, all requirements of the issuer of any such policies and all orders, rules, regulations, directives, codes and other requirements of the National Board of Fire Underwriters (or any successor body or other body performing similar functions) applicable to Mortgagor, to the Mortgaged Property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of the Mortgaged Property or any portion thereof, except that Mortgagor shall not effect any such compliance that necessitates structural changes to any of the Improvements without the prior written consent of Mortgagee.

         (c) Senior Liens. If this Mortgage is a second or more junior mortgage on the Mortgaged Property, then: (i) Mortgagor shall fully, faithfully and punctually perform and comply with each and every term, covenant, and condition of any more senior mortgage (a "Senior Mortgage") and never permit the same to go into default; (ii) the occurrence of any circumstance or event that would permit the holder of any Senior Mortgage to exercise any remedy under such Senior Mortgage shall automatically and immediately (upon the expiration of any applicable' grace period provided for under the Senior Mortgage) and without notice from Mortgagee constitute an Event of Default under this Mortgage; (iii) Mortgagor shall not make any agreement with the holder of any Senior Mortgage that shall in any way modify, change, alter or extend any of the terms or conditions set forth in such Senior Mortgage or in any instrument executed in connection therewith, nor shall Mortgagor request or accept any future advances under such Senior Mortgage or any such other instrument, without Mortgagee's express written consent; and (iv) so long as the Senior Mortgage has not been discharged, notwithstanding anything to the contrary in this Mortgage, the relative priorities of this Mortgage and the Senior Mortgage(s) shall be governed by otherwise applicable law.

         1.6. Scope of Security All right, title and interest of Mortgagor in and to all betterments, renewals, extensions and replacements of, all substitutions for, and all additions, accessions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by or for Mortgagor at, on or beneath the Premises or attached to the Improvements, and all conversions of any of the foregoing, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, without any further mortgage, conveyance, assignment or other act of Mortgagor, shall become sub ect to the liens and security interests created by or pursuant to this Mortgage as fully and completely, and with the same effect, as if now owned by Mortgagor and specifically described herein. Mortgagor shall, however, execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

         1.7. Payment of Impositions for Mortgaged Property. (a) Taxes.
Charges, Etc, Except to the extent that Mortgagee exercises the right specified in Section 1. 11, Mortgagor shall, at least ten days before the applicable due date, pay and discharge all taxes and other charges of every kind and nature imposed upon or assessed against Mortgagor or the Mortgaged Property or any portion thereof or upon the Rents derived therefrom or arising in respect of the occupancy, use, possession or transfer thereof, including, without limitation, real estate, school, personal property, income, gross receipts and franchise taxes; water, water meter and sewer rents, rates and charges; service charges with respect to police protection, fire protection, street and highway construction, maintenance and lighting, sanitation and water supply; assessments and levies; permit, inspection and license fees; and all other public and private charges, general and special, ordinary and extraordinary, foreseen and unforeseen, together with all interest, fines and penalties applicable thereto (each of the foregoing, an "Imposition" and, collectively, "Impositions"). Mortgagor shall, upon Mortgagee's request, promptly deliver to Mortgagee documentation reasonably satisfactory to Mortgagee evidencing such payments.

         (b) Liens and Claims. Mortgagor shall promptly pay all lawful claims and demands of mechanics, materialmen, laborers and others that, if not timely paid, might result in, or permit the creation of, a lien, other encumbrance or charge on the Mortgaged Property or any part thereof, or on the Rents derived therefrom, or lead to the interruption or suspension of any business of Mortgagor. Mortgagor shall, upon Mort agee's request, promptly deliver to Mortgagee evidence reasonably satisfactory to 9 Mortgagee of any such payment. Mortgagor shall not create or permit to be created any mortgage, lien, other encumbrance or charge on the Mortgaged Property or any part thereof or on the interest of Mortgagor or Mortgagee or any Lender therein other than this Mortgage and promptly shall cause any such mortgage, lien, other encumbrance or charge to be discharged, bonded or otherwise secured to Mortgagee's satisfaction.

         (c) Mortgagor's Right to Contest. Mortgagor, in good faith and at Mortgagor's sole cost and expense and after Mortgagee shall have received written notice thereof from Mortgagor, may contest the amount or the validity of any Imposi tion by appropriate legal proceedings, provided that (1) Mortgagor shall prosecute such proceedings diligently; (ii) no Event of Default shall exist during the pendency of any such proceedings; (iii) Mortgagor shall have paid same in full under protest unless such proceedings shall operate to suspend the collection of any such Imposition or other realization thereon and neither the Mortgaged Property nor any part thereof nor interest therein nor any of the Rents derived therefrom would, by reason of such suspension, be forfeited or lost, or subjected to any lien, other encumbrance or charge and neither Mortgagor nor Mortgagee would, by reason thereof, be subject to civil or criminal liability; (iv) during such contest Mortgagor shall, at the option of Mortgagee, provide security satisfactory to Mortgagee assuring the payment of the contested Imposition and of any additional charge, fine, penalty or expense arising from or incurred as a result of such contest and any costs or expenses incurred or to be incurred by Mortgagee in connection with or as a consequence of Mortgagor's contest; and (v) if at any time nonpayment of any Imposition would result in the delivery of a tax deed or similar instrument to the Mortgaged Property or any portion thereof or any forfeiture with respect to the Mortgaged Property, then Mortgagor shall pay such Imposition (together with all applicable fines, penalties and other governmental charges and any interest or costs with respect thereto) in time to prevent the delivery of such deed or instrument or the effectuation of such forfeiture.

         1.8. Indemnity by Mortgagor. Mortgagor shall defend and indemnify Mortgagee and all directors, officers, shareholders, employees, attorneys and agents of Mortgagee (collectively, the "Indemnified Parties") against, and save the Indemnified Parties harmless from, and shall reimburse the Indemnified Parties with respect to, any and all claims, demands, actions, causes of action, injuries, orders, losses, liabilities (statutory or otherwise), obligations, damages (including, without limitation, consequential damages), fines, penalties, taxes, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by, imposed upon or asserted against the Indemnified Parties or any one or more of them by reason of, or in connection with, (a) Mortgagee's interest in any Loan Document or the Mortgaged Property,
(b) any misrepresentation or other incorrect statement or certification by Mortgagor or any Guarantor contained in this Mortgage or any other Loan Document, (c) any failure by Mortgagor to comply with any of the terms, conditions or other provisions set forth in this Mortgage or any other Loan Document or in any recorded instrument that affects the Mortgaged Property, (d) any acts or omissions of Mortgagee in connection with the exercise by Mortgagee of any right, power or remedy available to Mortgagee under this Mortgage or any other Loan Document, (e) any use, non-use, possession, occupancy, alteration, repair, condition (whether patent or latent), operation, maintenance or management of the Mortgaged Property or any portion thereof, or (f) any accident, injury (including death at any time resulting therefrom) or damage to any person or property occurring in, on or about the Mortgaged Property or any portion thereof, whether resulting from any act or omission of Mortgagor or any agent, employee, contractor, lessee, sublessee, licensee or invitee of Mortgagor or otherwise. Mortgagor shall pay, and save Mortgagee harmless from, any taxes, impositions, charges, assessments or levies except income and franchise taxes imposed on Mortgagee by reason of Mortgagee's ownership of the Note or this Mortgage or any other Loan Document or by reason of a sale or other transfer of the Mortgaged Property or any portion thereof. All amounts payable to Mortgagee under this Section 1.8 shall be payable upon demand by Mortgagee, together with interest at the Default Rate from the date of such demand until the date of receipt by Mortgagee of full payment, and shall be secured by this Mortgage. Mortgagor's obligations under this Section 1.8 shall survive payment in full of the Note and the other Loan Documents and any discharge, release or satisfaction of this Mortgage, any complete or partial foreclosure of this Mortgage and/or the delivery of one or more deeds in lieu of any such foreclosure.

         1.9. Insurance and Casualty. (a) Casualty Insurance. Mortgagor shall keep the Improvements and Chattels insured for the benefit of Mortgagee for one hundred percent (100%) of full replacement cost in so-called "all-risk" form. The applicable policies shall include (i) coverage against loss or damage by fire, flood, earthquake, underground hazards, collapse and explosion and such other hazards as may be specified at any time by Mortgagee, (ii) replacement cost and agreed amount endorsements or the equivalent thereof (with no reduction for depreciation), an endorsement covering the costs of demolition and the increased costs of construction attributable to the enforcement of laws, building codes and/or ordinances, and (iii) "time element" coverage, which shall ensure payment to Mortgagee of all moneys due Mortgagee under the Loan Documents and "extra expense" (i.e., soft costs) coverage.

         (b) Other Insurance. Mortgagor shall also maintain (i) policies that provide boiler and machinery comprehensive coverage for all mechanical and electrical equipment at the Premises insuring against breakdown or explosion of such equipment on a replacement cost value basis; such policies shall provide the coverage specified in clause (iii) of the preceding paragraph (a); (ii) business interruption or loss of rental income insurance for a period of not less than one year in connection with all policies of property and boiler and machinery insurance; (iii) commercial general liability insurance (including contractual liability) covering the Premises and Mortgagor's operations in an amount not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate per location; (iv) commercial automobile liability insurance with a limit of not less than One Million Dollars ($1,000,000) combined single limit and endorsed to cover owned, hired and non-owned automobiles; (v) worker's compensation insurance covering all of Mortgagor's employees situated at the Premises in accordance with statutory requirements of the State of New York and including an endorsement for employer's liability coverage; and (vi) umbrella liability insurance in excess of the foregoing liability coverage with a limit of not less than Five Million Dollars ($5,000,000) or such higher limits as Mortgagee may specify. The foregoing commercial general liability and umbrella liability policies shall also contain a so-called "products-completed operations endorsement." If any part of the Premises is at any time used for the sale or dispensing of beer, wine or any other alcoholic beverages, so-called "Dram Shop" or "Liquor Law Liability Insurance" against claims brought by, or liability arising directly or indirectly to, persons or property on account of such sale or dispensing of beer, wine or other alcoholic beverages shall also be furnished (including coverage against loss of means of support), all in such amounts as Mortgagee may specify. To the extent applicable, special coverages must also be furnished for other operations of Mortgagor or any tenants at the Premises, including garage operations, asbestos removal and such other operations as may be designated by Mortgagee from time to time. In addition, if any underground fuel storage tank is situated at the Premises, then Mortgagor shall maintain, in such amounts as Mortgagee may specify, "Environmental Impairment Liability Insurance" covering the cost of clean up and/or removal
(on or off the Premises) associated with a spill or a leak emanating from such tank.

         (c) No Separate Insurance. Mortgagor shall not procure separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 1.9.

         (d) Flood Insurance. If the Mortgaged Property is located in an area that has been, or at any time is, identified by the secretary of Housing and Urban Development as a flood hazard area, Mortgagor shall keep the Improvements and Chattels insured against loss by flood in such amount as Mortgagee shall require. All proceeds of any such insurance shall be payable to Mortgagee and may be applied as set forth in Section 1.9(h) below.

         (e) Policy Requirements. All insurance required or permitted to be maintained pursuant to this Section 1.9 shall (i) be maintained at the sole cost and expense of Mortgagor; (ii) be written in such forms and by such companies as are satisfactory to Mortgagee (each such company, in any event, shall be authorized to do business in the state where the Premises are situated and shall have an Alfred M. Best Company, Inc. rating of "A-:X" or higher); (iii) contain the standard New York State Mortgagee Clause or an equivalent satisfactory to Mortgagee or, with respect to any insurance as to which the foregoing shall not be applicable, provide for Mortgagee to be named as an additional insured; (iv) name Mortgagee as the loss payee; (v) include waivers by all insurers of all rights of subrogation against any named or additional insured, the indebtedness secured hereby and the Mortgaged Property; (vi) except as otherwise agreed to in writing by Mortgagee, provide for no deductible in excess of 10,000 per loss; and (vii) provide that no cancellation (including, without limitation, for nonpayment of premiums), reduction in amount or material change in coverage shall be effective until at least thirty (30) days after receipt by Mortgagee of written notice thereof; (viii) provide that no act or omission or negligence of Mortgagor or any other named insured or violation of warranties, declarations or conditions by Mortgagor or any other named insured shall affect or limit the obligation of the insurer to pay the amount of any loss sustained; and (ix) contain such other provisions as Mortgagee may require. Mortgagor shall deliver the original policies of insurance to Mortgagee, but Mortgagee shall under no circumstance be deemed to have knowledge of the contents of such policies by reason of its custody thereof. Mortgagor shall deliver to Mortgagee new or renewal policies to replace expiring policies at least thirty (30) days before their respective expiration dates. Each such new or renewal policy shall bear a notation by the insurer or its authorized agent evidencing payment of the required premium. If any policy shall be cancelled by the insurer, become void by reason of any act(s) or omission(s) of Mortgagor or any other person or entity or by reason of the impairment of the capital of the insurer thereunder, or if for any reason in Mortgagee's sole discretion said policy shall become unsatisfactory to Mortgagee, Mortgagor shall immediately procure new or additional insurance satisfactory to Mortgagee. Mortgagors approval of any insurance procured by Mortgagor shall not be construed, or relied upon by Mortgagor, as a representation of the solvency of any insurer or the sufficiency of any amount of insurance. If Mortgagor shall fail in a timely manner either to keep in force any insurance required under this Mortgage or to deliver to Mortgagee any policy required hereunder, Mortgagee shall have the right, but shall not be obligated, to remedy any such failure by the expenditure of moneys or otherwise, in which event the provisions of Section 1.10 below shall be applicable.

         Unearned Premiums. Mortgagor hereby irrevocably and unconditionally assigns to Mortgagee the unearned premiums on all insurance policies furnished hereunder and consents to the cancellation of such policies (and the refund of all unearned premiums to Mortgagee) if Mortgagee purchases the Mortgaged Property at foreclosure sale. Any such unearned premiums shall be applied against sums due to Mortgagee under the Note or this Mortgage.

         (a) Effect of Foreclosure . Upon a foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in full or partial payment of the Loan, all right, title, and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee or other person designated by the holder of the Note, and Mortgagor hereby irrevocably and unconditionally appoints Mortgagee as Mortgagor's true and lawful attorney-in-fact, coupled with an interest, in Mortgagor's name and stead, with full power of substitution, to assign and transfer all such policies and the proceeds thereof to such purchaser, grantee or other person.

         (h) Casualty: Application of Insurance Proceeds. Mortgagor shall give Mortgagee immediate notice of any damage or destruction affecting the Mortgaged Property. Promptly thereafter Mortgagor shall make proof of loss and diligently undertake (if necessary, by means of legal proceedings) to obtain payment of the proceeds under applicable insurance policies, except that Mortgagee shall have the right to join Mortgagor in adjusting any loss in excess of Two Hundred Fifty Thousand Dollars ($250,000). All insurance proceeds shall be paid directly to Mortgagee, and all insurance companies are hereby irrevocably and unconditionally directed by Mortgagor to make payment for any covered loss to Mortgagee. Whether or not repairs or restoration shall have been made, Mortgagee shall have the right to apply such proceeds (i) first to reimbursing Mortgagee for all costs incurred by it in the collection of such proceeds, (ii) second to the prepayment of the principal of the Note, in whole or in part (to installments in inverse order of maturity), all accrued and unpaid interest thereon and Prepayment Charge, and (iii) third to the payment of such other obligations and/or liabilities of Mortgagor under the Loan Documents as Mortgagee shall determine. The balance, if any, of such proceeds shall be paid to whoever may be legally entitled to the same.

         (i) Application of Insurance Proceeds. Notwithstanding anything to the contrary set forth in the preceding Section 1.9(h), if the Mortgaged Property is damaged or destroyed and Mortgagee determines that all of the conditions specified in this Section 1.9(i) have been satisfied, then Mortgagee shall apply the proceeds of insurance (i) first to reimbursing itself for all costs incurred by it in the collection of such proceeds and (ii) second to reimbursing Mortgagor for such actual costs as shall have been incurred by Mortgagor in restoring the Mortgaged Property and shall be approved by Mortgagee. Insurance proceeds shall be applied to such restoration solely if (A) Mortgagee determines that: (i) the Mortgaged Property is capable of being suitably restored in accordance with applicable Requirements to the value, condition, character and general utility existing prior to such damage or destruction, and, in any event, to a value at least 1.35 times the amount then outstanding under the Note; (ii) sufficient funds are unconditionally available (from proceeds of insurance and/or from funds of Mortgagor) to enable Mortgagor promptly to commence, and thereafter diligently to prosecute to completion, such restoration; (iii) Mortgagor is not in default or in breach of any obligations under any Loan Document, no uncured Event of Default exists under any Loan Document and no facts or circumstances exist that would constitute an Event of Default with the passage of time or the giving of notice or both; and (iv) neither the validity, enforceability nor priority of the lien of this Mortgage shall be adversely affected; (B) Mortgagor has entered into a written agreement, satisfactory in form and substance to Mortgagee, containing such conditions to disbursements as are employed at the time by Mortgagee for construction loans; (C) Mortgagor has delivered to Mortgagee such security as Mortgagee might have reasonably required to assure completion of restoration in accordance with the standards specified above; and (D) Mortgagor has complied with such further reasonable requirements as Mortgagee might have specified.

         1.10. Advances, Etc. by Mortgagee. If Mortgagor falls fully, faithfully or punctually to perform or comply with any obligation set forth in or to be performed or complied with pursuant to any Loan Document, then Mortgagee shall have the right, but shall not be obligated, to perform or comply with the same and make such advances therefor as, in Mortgagee's opinion, may be necessary or appropriate, all for the account and at the expense of Mortgagor. To the extent of all sums so advanced (including, without limitation, attorneys' fees and disbursements), Mortgagee shall have a lien upon the Mortgaged Property which shall be secured by this Mortgage. Mortgagor shall repay on demand all sums so advanced on Mortgagor's behalf with interest computed at the Default Rate on each such sum from the date advanced by Mortgagee until the date Mortgagee has received repayment thereof. Mortgagee's exercise of its rights under this
Section 1.10 shall not be deemed to cure any circumstance that would otherwise constitute an Event of Default or to impair any of Mortgagee's other rights or remedies with respect thereto, and the obligations of Mortgagor under this
Section 1.10 shall pertain irrespective of whether the failure of Mortgagor referred to in the initial sentence of this Section results in the existence of an Event of Default. Mortgagor shall permit Mortgagee and its agents and representatives to enter the Mortgaged Property at all reasonable times for the purposes of (a) inspecting the same, (b) determining whether Mortgagor is in compliance with all of Mortgagor's obligations under this Mortgage, (c) performing or complying with, in Mortgagee's sole election, any one or more of Mortgagor's obligations under the Loan Documents and (d) undertaking such other acts as are consistent with the provisions of this Mortgage. No such entry shall make Mortgagee a "mortgagee in possession," nor shall Mortgagee be liable for inconvenience, annoyance, disturbance, loss of business or other damage arising out of, or in connection with, actions taken by Mortgagee in good faith under this Section 1.10.

         1.11. Escrow Requirements. Notwithstanding anything to the contrary set forth in any Loan Document, Mortgagor shall pay to Mortgagee, at the time of each payment of a monthly installment of interest or principal under the Note, a sum equal to one-twelfth of the estimated annual amount of all Impositions, and, at Mortgagee's option following a default in the payment thereof, a sum equal to one-twelfth of the annual amount of any other recurring charges with respect to the Mortgaged Property (such as insurance premiums), so that at least one month before the due date of each such charge

Mortgagee shall hold sufficient funds to pay each such charge in full. The determination of the amount so payable and of the fractional part thereof to be deposited with Mortgagee, so that the aggregate of such deposits shall be sufficient for this purpose, shall be made by Mortgagee. Such amounts shall be held by Mortgagee, but not in trust and without interest, and applied to the payment of such charges in such order or priority as Mortgagee shall determine, on or before the respective dates on which the same or any of them would become delinquent. If at any time before the date payment of any such charge is due, Mortgagee determines that the amounts then on deposit therefor shall be insufficient for the payment of such obligation in full, then Mortgagor, within ten days after demand, shall deposit the amount of the deficiency with Mortgagee. This Section 1.11 does not affect any right or remedy of Mortgagee under any provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid, together with interest at the Default Rate, to the indebtedness secured by this Mortgage, as more fully described in Section 1.10. Upon the occurrence of an Event of Default, Mortgagee may, at its option and without notice to Mortgagor, apply any funds held pursuant to this Section in payment of any of the obligations described above or to any unpaid principal or interest under the Note in such order as Mortgagee may determine.

         1.12. Financial Reporting (a) Mortgagor's Books and Records. Mortgagor shall keep proper books and records of account in accordance with the applicable provisions of the Loan Agreement.

         (b) Financial Statements. Mortgagor shall deliver to Mortgagee, and shall cause the Guarantor(s), if any, to deliver to Mortgagee, such financial statements and balance sheets as are required pursuant to the applicable provisions of the Loan Agreement.

         1.13. Maintenance and Operation of Mortgaged Property. Mortgagor shall not commit any waste on the Mortgaged Property or make any change in the use of the Mortgaged Property that would in Mortgagee's judgment in any way increase the likelihood of fire or other hazard, increase any insurance rates for the Mortgaged Property, or reduce the value or utility of the Mortgaged Property. Mortgagor shall, at all times, maintain the Mortgaged Property in good and efficient operating order and condition and shall promptly make, from time to time, all necessary or desirable repairs, renewals, replacements, additions and improvements thereto, whether structural or nonstructural, exterior or interior, ordinary or extraordinary, foreseen or unforeseen. Mortgagor shall promptly comply with all requirements necessary to preserve and extend any and all rights, licenses, permits, privileges, franchises and concessions that apply to the Mortgaged Property or have been (or subsequently are) granted to or contracted for by Mortgagor in connection with any existing or proposed use of the Mortgaged Property. The Improvements shall not be removed, demolished or substantially altered without the prior written consent of Mortgagee. (If, however, Article VI recites that this Mortgage is a construction mortgage or a building loan mortgage, then Mortgagor's strict compliance with the Building Loan Agreement shall not constitute a violation of the preceding sentence.) No Chattels shall be removed without Mortgagee's prior written consent, unless Mortgagor immediately makes appropriate replacements free of superior title, liens and claims and of a quality and value at least equal to that of the Chattels so removed. Mortgagor shall cause all lessees and other persons and entities occupying the Mortgaged Property to comply with the obligations imposed upon Mortgagor in this Section 1.13.

         1.14. Condemnation Mortgagor, immediately upon obtaining knowledge of the institution of any proceeding for either (a) the condemnation of the 1.2 Mortgaged Property or any portion thereof, or (b) the change of grade or widening of streets affecting or abutting the Premises shall notify Mortgagee of the pendency of such proceeding. Mortgagee may participate in any such proceeding, in its own name and/or as Mortgagor's attorney-in-fact, as hereinbelow provided (with Mortgagee being represented in either case by attorneys selected by Mortgagee, whose fees and expenses Mortgagor shall pay upon demand), and, upon Mortgagee's request, Mortgagor shall deliver to Mortgagee instruments which shall facilitate such participation. Mortgagor hereby irrevocably and unconditionally (x) assigns to Mortgagee all of Mortgagor's right, title and interest in and to any award or other compensation payable pursuant to or in connection with any such proceeding, and agrees to pay (and directs all Governmental Authorities to pay) to Mortgagee any such award or other compensation, and (y) appoints Mortgagee as Mortgagor's true and lawful attorney-in-fact coupled with an interest, in Mortgagor's name and stead, with full power of substitution to commence, appear in and prosecute any such proceeding, to settle or compromise any claim in connection therewith, to collect and receive such award or other compensation and to take such other actions as Mortgagee may determine are necessary or desirable. Mortgagee shall be under no obligation to question the amount of any such award or other compensation and may accept the same in the amount in which the same shall be paid. The proceeds of any award or other compensation so received (including any award for change of grade or widening of streets affecting, or abutting the Premises) shall be applied (i) first to reimbursing Mortgagee for all costs incurred by it in any such proceeding, (ii) second to the prepayment of the principal of the Note, in whole or in part (to installments in inverse order of maturity), all accrued and unpaid interest thereon at the rate of interest provided therein and in the Loan Agreement, including any applicable Prepayment Charge, and (iii) third to the payment of such other obligations and/or liabilities of Mortgagor under the Loan Documents as Mortgagee shall determine. The balance, if any, of such proceeds shall be payable to whoever may be legally entitled to the same. Unless and until Mortgagee has actually received moneys with respect to the subject matter of this Section 1.14 and applied such moneys to reduction of the indebtedness secured by this Mortgage, Mortgagor shall continue to make all payments provided for in the Loan Documents strictly in accordance with the provisions thereof. Notwithstanding the provisions of the immediately preceding paragraph, provided no default exists hereunder, Mortgagee agrees to apply any such condemnation award proceeds received by it to the reimbursement of Mortgagor's costs of restoring the Improvements. Advances of condemnation award proceeds shall be made to Mortgagor from time to time in the same manner and subject to the same conditions as advances of building loan proceeds are made under the Loan Agreement, or if this Mortgage is not a building loan mortgage, in accordance with Mortgagee's standard construction lending practices, terms and conditions; amounts not required for such purposes shall be applied, at Mortgagee's option, to the prepayment of the Note and to interest accrued and unpaid thereon (at the rate of interest provided therein regardless of the rate of interest payable on the award by the condemning authority) in such order and proportions as Mortgagee may elect. In no event shall Mortgagee be required to advance such proceeds to Mortgagor unless Mortgagee shall have (i) received satisfactory evidence that the funding expiration dates of the commitment, if any, for the permanent financing of the Improvements have been extended for such period of time as is reasonably necessary to complete said restoration and (11) reasonably determined that the restoration of the Improvements to an economically viable architectural whole can be completed by the then Maturity Date of the Note at a cost which does not exceed the amount of available condemnation award proceeds or, in the event that such proceeds are reasonably determined by Mortgagee to be inadequate, Mortgagee shall have received from Mortgagor a cash deposit equal to the excess of said estimated cost of restoration over the amount of said available proceeds. If the conditions for the advance of condemnation award proceeds for restoration set forth in clauses (1) and (ii) above are not satisfied within sixty (60) days of Mortgagee's receipt thereof or if the actual restoration shall not have been commenced within such period, Mortgagee shall have the option at any time thereafter to apply such condemnation award proceeds to the payment of the Note and to interest accrued and unpaid thereon (at the rate of interest provided therein regardless of the rate of interest payable on the award by the condemning authority) in such order and proportions as Mortgagee may elect.


         1.15. Leasing of Mortgaged Property. (a) Existing Leases. Mortgagor represents and warrants to Mortgagee that, as to each existing Lease, (i) the Lease has been duly executed by the lessor and lessee thereunder, is in full force and effect and is valid, binding and enforceable against each of said parties in accordance with its terms; (ii) the copy of the Lease heretofore delivered to Mortgagee by Mortgagor is a true, correct and complete copy of the entire Lease; (iii) neither the lessor nor the lessee has failed to comply with any obligation imposed upon such party thereunder; (iv) neither the Lease nor any Rents payable thereunder have heretofore been sold, assigned, transferred or set over by any instrument now in force, nor, unless indicated to the contrary herein, is the Lease other than a direct lease from Mortgagor to a lessee; (v) Mortgagor is entitled to receive and enjoy all Rents payable under the Lease;
(vi) no installment of Rents has been paid more than thirty (30) days prior to the due date for such installment; (vii) the lessee does not have and has not claimed any defense, abatement, deduction, offset, claim or counterclaim affecting the payment of Rents or compliance with the lessee's other obligations thereunder, and all Rents provided for in the Lease are currently being collected free thereof and without any violation of any law or other governmental regulation or requirement; (viii) the Lease contains no option to buy or right of first refusal with respect to an offer to sell the Mortgaged Property or any part thereof, (ix) Mortgagor has the sole and unconditional right and power to sell, assign, transfer and set over the Lease to Mortgagee and to confer upon Mortgagee the rights, interests, power and authority herein granted and conferred; and (x) the Lease is, by its express terms, unconditionally subject and subordinate to the lien of this Mortgage.

         (b) Covenants by Mortgagor. Mortgagor covenants that, with respect to each Lease, it will not, without Mortgagee's prior written consent: (i) accept prepayment of any installment of Rents payable thereunder other than prepayment of one month's Rents; (ii) amend or modify the Lease so as to reduce the unexpired term thereof, decrease the amount of Rents payable thereunder or otherwise diminish any obligation imposed therein upon the lessee; (iii) unless the lessee has failed to comply with a material obligation imposed upon it in the Lease, terminate, accept surrender of or permit cancellation of the Lease if the unexpired term thereof is one year or longer;
(iv) modify, amend, extend, renew, terminate or accept the surrender of the Lease if twenty-five percent (25%) or more of the rentable area of the Premises is demised thereunder (any such Lease, a "Major Lease"); (v) pledge, mortgage, assign or otherwise transfer the Lease or any interest of Mortgagor therein or all or any portion of the Rents payable by the lessee thereunder as security for any obligation; (vi) subordinate the Lease to any mortgage (other than this Mortgage) or other encumbrance; (vii) sell, assign, transfer or set over the Lease or any interest therein or Rents thereunder, except in connection with a conveyance of the Premises and then only if expressly made subject to this Mortgage and permitted by the express terms of the Mortgage;

         (viii) consent to, waive or permit to continue any violation of any obligation imposed upon the lessee under the Lease; or (ix) consent to or permit the modification, amendment, termination or surrender of any guaranty of the Lease. In addition, Mortgagor covenants that it will not, without Mortgagee's prior written consent, (A) enter into a Major Lease; execute, consent to or permit an assignment of a Major Lease; or consent to or permit the subletting, in whole or in part, of any space leased pursuant to a Major Lease (Mortgagee's consent with respect to the transactions referred to in this clause (A) not to be unreasonably withheld or delayed); or (B) enter into any Lease (x) except for actual occupancy by the lessee of all of the space demised thereunder, (y) unless the Lease, by its express terms, (1) is unconditionally subject and subordinate to the lien of this Mortgage and provides that, in the event Mortgagee or its designee or nominee succeeds to the interest of Mortgagor under such Lease, the lessee thereunder shall, at the option of Mortgagee or such designee or nominee, promptly attorn to Mortgagee or such successor in interest and recognize such party as lessor under the Lease and confirm such attornment and recognition in writing, and (2) requires the lessee upon demand to duly execute, acknowledge and deliver to Mortgagee a certificate (an "Estoppel Certificate") with respect to the status of such Lease and such matters relating to the status of such Lease as any mortgagee may reasonably require, or (z) pursuant to which the lessee or any other person or entity shall have an option, right of first refusal or other right with respect to the acquisition by it of the Premises or any part thereof.

         (c) Additional Covenants by Mortgagor. Mortgagor covenants that, with respect to each Lease, it will: (i) fully, faithfully and punctually comply with all of the obligations imposed upon the lessor thereunder; (ii) within five days after request therefor by Mortgagee, (A) deliver to Mortgagee copies of executed originals of all Leases and other instruments affecting the Mortgaged Property and (B) request an Estoppel Certificate from any lessee designated by Mortgagee;
(iii) give prompt notice to Mortgagee of the failure by either the lessor or the lessee to comply with any obligation imposed upon such party under the Lease, with a copy of any notice of default or other communication with respect thereto given by either the lessor or the lessee to the other; and (iv) enforce compliance by the lessee with all obligations imposed upon it therein.

         To the extent that any part of the Premises is located in the State of New York, reference is hereby made to Section 291-f of the Real Property Law of the State of New York for the purpose of obtaining for Mortgagee the benefits of said Section in connection with this Mortgage.

         (d) List of Lessee. Mortgagor shall furnish to Mortgagee, within fifteen days after Mortgagee's request, a written statement containing the names and social security or taxpayer identification numbers of all lessees of the Mortgaged Property or any portion thereof, the terms of their respective Leases, the space occupied and the rentals payable and security deposited thereunder.

         (e) Effect of Event of Default. Notwithstanding anything to the contrary in this Mortgage, during the pendency of any uncured Event of Default, Mortgagor shall not enter into any Lease, relocate any existing lessee, or make or permit any modification, amendment, extension or assignment of an existing Lease or the subletting, in whole or in part, of any space leased pursuant to an existing, Lease without Mortgagee's prior written consent.

         1.16. Casualty to Mortgaged Property. In the event of any damage or destruction affecting the Mortgaged Property (other than damage or destruction that, in Mortgagee's good faith judgment, renders the Mortgaged Property unsuitable for restoration), Mortgagor shall promptly commence and thereafter diligently prosecute to completion, at the sole cost and expense of Mortgagor, in accordance with all applicable Requirements and in a good and workmanlike manner the replacement, repair or restoration of the Mortgaged Property as nearly as practicable to the value, condition, character and general utility thereof immediately prior to such damage or destruction, whether or not the insurance proceeds paid in respect of such damage or destruction shall be made available to Mortgagor or, if made available, shall be sufficient for such purpose. The lien of this Mortgage shall continue to apply to the Mortgaged Property as replaced, repaired or restored.

         1.17. Interest after Default. If an Event of Default shall occur under this Mortgage, then all interest required to be paid by Mortgagor with respect to the entire principal of the Note then outstanding and other components of the indebtedness secured by the Loan Documents (including, without limitation, expenses referred to in Article II of this Mortgage) shall be computed at the Default Rate from and after the occurrence of the default that is the basis of such Event of Default until the date that payment of such indebtedness in its entirety is received by Mortgagee in accordance with the Loan Agreement.

         1.18. Due on Transfer. Mortgagor shall not without the prior written consent of the "Required Lenders" (as such term is defined in the Loan Agreement) (a) sell, assign, lease, convey, mortgage, pledge, hypothecate, make the subject of any security interest, exchange, subdivide or permit to be divided into multiple condominium units, or in any other manner whatever transfer or encumber all or part of, or any interest in, or any of the Rents derived from, or control of, the Mortgaged Property, or suffer or permit any of the foregoing to occur, whether by operation of law or otherwise; or (b) agree in writing (whether on a conditional or unconditional basis) to do any of the foregoing; or (c) effectuate or permit a reduction in the ownership interests of Acadia Realty Trust in Mortgagor below 51 %; or (d) effectuate or permit a closing of any public or private offering of ownership interests in Mortgagor; or (e) effectuate or permit a transfer of the controlling interest in Mortgagor, other than to an entity owned and controlled by Acadia Realty Trust. Other than as set forth in the immediately preceding sentence, "transfer of the controlling interest in Mortgagor" includes: (i) the sale, assignment, issuance, redemption, diminution or pledge, whether through a single transaction or a series of transactions, of the direct or indirect controlling ownership interest of Mortgagor; (ii) the modification of any organizational documents of Mortgagor or of any entity that directly or indirectly controls Mortgagor if the effect of such modification is to transfer ownership or control of such entity; and (iii) the dissolution or termination, whether by operation of law or otherwise, of Mortgagor or of any entity that directly or indirectly controls Mortgagor. Nothing in this Section 1.18 shall, however, prohibit (y) Leases that comply with this Mortgage and all other applicable Loan Documents, or (z) if Mortgagor is a cooperative apartment corporation, the transfer and mortgaging from time to time of Lease(s) to individual apartment units and the appurtenant shares.

         1.19. Costs of Litigation and Certain Proceedings. If any action or proceeding of any kind (including, without limitation, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding or any action arising under or in respect of any Lease) is commenced, or if there occurs any other event or is created any circumstance that Mortgagee determines might affect Mortgagor's or Mortgagee's interest in the Mortgaged Property, or the validity, enforceability or priority of the lien of this Mortgage, or Mortgagee's rights or remedies under any of the Loan Documents, then Mortgagee may, without notice (Mortgagor expressly waiving any such notice) and at Mortgagee's option, make such appearances, disburse such sums and take any such other actions (including, without limitation, the commencement and prosecution of any action against Mortgagor to enforce the terms of any Loan Document) as Mortgagee deems necessary or desirable. If Mortgagee takes any action referred to in the preceding sentence, then Mortgagor shall, upon demand by Mortgagee, pay all reasonable fees and costs incurred by Mortgagee in connection therewith (including, without limitation, attorneys' fees and expenses). Mortgagee's right to receive any payment provided for hereinabove shall be deemed to have accrued upon the commencement of the applicable action or proceeding and shall be enforceable by Mortgagee whether or not same is prosecuted to judgment. At Mortgagee's direction, any payment(s) that Mortgagor is obligated to make pursuant to this Section 1.19 shall be made to third parties rather than to Mortgagee.

         1.20. Late Charge. If all or any portion of any payment required to be made to Mortgagee (whether pursuant to the Note, the Loan Agreement or any other Loan Document) is not received on or before the tenth (10th) day after the date such payment is due (without reference to any grace period provided for in the Loan Documents), a late charge of four percent (4%) of the amount so overdue shall immediately be due to Mortgagee in accordance with Section 2.11 of the Loan Agreement. At the option of Mortgagee, the charges specified in this section may be deducted from the funds held by Mortgagee pursuant to Section 1.11.

         1.21. Trust Fund. If the Mortgaged Property is situated in New York State, this Mortgage is made subject to the trust fund provisions of Section 13 of the New York Lien Law, and Mortgagor covenants that it shall receive all moneys and advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying costs of improvement before using any part of the same for any other purpose.

         1.22. Charges for Tax Searches, Etc. Mortgagor shall pay the reasonable fees and costs (including attorneys' fees and expenses) incurred by Mortgagee in obtaining tax searches and tax bills and of processing, or otherwise dealing with, ownership transfers, insurance payments, releases, modifications, prepayments, extensions, consents, assignments, reduction certificates, satisfactions and other matters. At the option of Mortgagee, charges for these items may be deducted from the funds held by Mortgagee pursuant to Section
1.11.

         1.23. Prepayment. The Note may not be prepaid in whole or in part except in accordance with the provisions of the Loan Agreement.

         1.24. Restrictions Affecting Mortgaged Property. Mortgagor shall not
(a) initiate, join in, execute or consent to any change in any covenant, condition, restriction, declaration, zoning ordinance, or other public or private restriction limiting, defining or otherwise controlling construction on, or use(s) of, all or any part of the Mortgaged Property (collectively, "Restrictions"), (b) suffer or permit any building or other improvement situated on land that is not part of the Mortgaged Property to rely on the Premises in order to comply with any Requirement or (c) impair the integrity of the Mortgaged Property as a zoning lot separate and apart from all other premises. Mortgagor shall at all times strictly comply with all Restrictions.

         1.25. Hazardous Substances. (a) Compliance With Environmental Laws. Mortgagor shall at all times promptly comply, and shall cause all lessees and other persons and entities which occupy or enter upon the Mortgaged Property at all times promptly to comply, with all Environmental Laws insofar as same apply to the Mortgaged Property. Without limiting the generality of the foregoing, (i) Mortgagor shall cause all Environmental Authorizations to be maintained in full force and effect, (ii) Mortgagor shall not cause, suffer or permit (or suffer or permit any lessee or any other person or entity to cause, suffer or permit) any Hazardous Substance to be used, received, handled, generated, manufactured, produced, processed, treated, stored, released, placed, spilled, discharged, disposed of or dispersed at, on under or about the Mortgaged Property except pursuant to and in accordance with Environmental Laws, and (iii) if, other than in accordance with the provisions of the immediately preceding clause (ii), any Hazardous Substance(s) shall at any time be present at, on or under the Mortgaged Property, Mortgagor, whether or not so directed by Mortgagee, shall undertake the appropriate Remedial Work (as defined below) or take such other action as shall be necessary in order to cause said Hazardous Substance(s) promptly to be removed therefrom.

         (b) If any lien shall be filed against, or imposed upon, the Mortgaged Property with respect to non-compliance with any Environmental Law, Mortgagor promptly shall (i) give Mortgagee notice thereof and (ii) cause such lien to be discharged or bonded or otherwise secured to Mortgagee's satisfaction.

         (c) Notice to Mortgagee. If Mortgagor shall (i) obtain knowledge of any fact or circumstance which might render inaccurate any representation or warranty contained in Section 3.14 below, Mortgagor shall promptly give Mortgagee notice thereof, or (ii) receive any summons, citation, directive, order, Notice or other communication from any Governmental Authority relating to the application of any

Environmental Law to the Mortgaged Property, Mortgagor shall promptly send a copy of same to Mortgagee. In addition, if any Environmental Law requires that an Environmental Condition be reported (as, for example, when a Release of Hazardous Substances occurs), Mortgagor shall promptly make such report in accordance with such Environmental Law and simultaneously provide Mortgagee with all information contained therein, "Release" shall have the definition set forth in Section 101(22) of the Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 6902 et seq.

         (d) Representations. Etc. Mortgagor shall not take or omit to take (or suffer or permit any lessee or other person or entity occupying the Mortgaged Property to take or omit to take) any action which, if taken or omitted to be taken, would render inaccurate any representation or warranty contained in
Section 3.14.

         (e) Remedial Work. If Mortgagee, acting in its sole and absolute discretion,

                  (i) determines that any investigation, site monitoring, environmental audit and risk assessment, containment, clean-up, encapsulation, removal, restoration or other remedial work of any kind (any of the foregoing, "Remedial Work") is necessary or desirable in connection with (A) the known or suspected presence at, on, under or about the Mortgaged Property of any Hazardous Substance(s) or (B) the requirements of any Environmental Law or the suspected violation of any Environmental Law, or

                  (ii) determines that the condition of the Mortgaged Property or the validity, priority or enforceability of the lien of this Mortgage has been or may be impaired or in any way adversely affected by reason of (A) any failure to comply with any Environmental Law as the same pertains to the Mortgaged Property, (B) any other failure by Mortgagor fully to comply with any obligation imposed upon Mortgagor in this Section 1.25, or (C) the inaccuracy of any representation or warranty contained in Section 3.14, then, in any such event, Mortgagor shall, promptly after written demand by Mortgagee for performance thereof, either (I) commence to perform and thereafter diligently prosecute to completion the Remedial Work, or (II) take such other action as Mortgagee may specify. All Remedial Work shall be performed by contractors employed by Mortgagor and in accordance with plans that first shall have been approved by an independent consultant employed by Mortgagee but paid by Mortgagor.

For the purpose of making a determination pursuant to this Section 1.25(e), (i) Mortgagor shall provide, upon twenty-four (24) hours advance notice, access to Mortgagee and its agents and employees to the Mortgaged Property and all applicable books and records (including, without limitation, those which pertain to Authorizations), and (ii) Mortgagee shall be entitled, from time to time, in addition to all of Mortgagee's other rights and remedies under this Mortgage, to cause an environmental audit and risk assessment of the Mortgaged Property to be conducted by an independent engineering firm or other environmental audit manager designated by Mortgagee. In the event Mortgagor fails timely to commence or diligently to prosecute to completion any Remedial Work or other action required to be undertaken pursuant to this Section 1.25, Mortgagee may, but shall not be required to (and without any liability or obligation by Mortgagee to Mortgagor with respect thereto), arrange for same to be performed. All costs and expenses incurred pursuant to, or with respect to the subject matter of, this Section
1.25 shall be borne by Mortgagor, and all moneys paid by Mortgagee and all costs and expenses incurred by Mortgagee in connection with this Section 1.25, together with interest thereon computed at the Default Rate, shall be repaid to Mortgagee in accordance with the provisions of Section 1. 10 above.

         Indemnification. Mortgagor shall defend and indemnify the Indemnified Parties against, and shall save the Indemnified Parties harmless from, and shall reimburse the Indemnified Parties with respect to, any and all Liabilities and Expenses (as hereinafter defined) incurred by, imposed upon or asserted against the Indemnified Parties or any one or more of them by reason of, or in connection with:

                  (i) the presence, existence, use, handling, generation, manufacture, production, processing, treatment, storage, release, placement, spill, discharge, disposal or dispersal of any Hazardous Substance(s) on, at or under the Mortgaged Property, or any threatened occurrence of any of the foregoing, or any Remedial Work or other action taken by Mortgagee or any of the Indemnified Parties with respect to any of the foregoing pursuant to this Section 1.25; or

                  (ii) the inaccuracy of any representation or warranty made by Mortgagor in Section 3.14 below; or


                  (iii) the failure of Mortgagor or anyone else to comply with any Environmental Law(s) as same pertain to the Mortgaged Property or any provision of the Loan Documents that pertains to the subject matter of this Section 1.25.

For the purposes of this Section 1.25, "Liabilities and Expenses" shall mean (i) all claims, demands, actions, causes of action, injuries, orders, losses, liabilities (statutory or otherwise), obligations, damages (including, without limitation, consequential damages), fines, penalties, costs and expenses in any manner arising out of or relating to the subject matter of this Section 1.25 (including, without limitation, any of the foregoing relating to loss of life, injury to persons, property or business, or damage to natural resources), and
(ii) any and all moneys payable to Mortgagee pursuant to this Section 1.25; as used herein, "costs and expenses" shall, without limitation, include all fees charged by and expenses of attorneys, accountants, engineers, contractors, environmental specialists and other professional consultants and advisors with respect to the subject matter of this Section 1.25 and the enforcement or attempted enforcement of Mortgagee's rights under the Loan Documents with respect to said subject matter (whether incurred in connection with litigation or bankruptcy proceedings or negotiations with Mortgagor, lienors or other parties in interest (such as receivers and trustees) or otherwise). Liabilities and Expenses shall not be limited to the amount of the Loan. All amounts payable to Mortgagee under this Section 1.25(f) shall be payable upon demand by Mortgagee, together with interest at the Default Rate from the date of such demand until the date of receipt by Mortgagee of full payment, and shall be secured by this Mortgage. Mortgagor's obligations under this Section 1.25(f) shall survive payment in full of the Note and the other Loan Documents and any discharge, release or satisfaction of this Mortgage, any complete or partial foreclosure of this Mortgage and/or the delivery of one or more deeds in lieu of any such foreclosure.

         (g) Release. Mortgagor releases and discharges the Indemnified Parties from, and relinquishes and waives, any and all claims, actions, causes of action, demands and suits which Mortgagor now or hereafter may or shall have against the Indemnified Parties or any one or more of them with respect to the subject matter of this Section 1.25.

         1.26. Further Assurances. Mortgagor shall, at Mortgagor's sole cost and expense, promptly deliver to Mortgagee all Documents of Further Assurance and undertake such further acts as Mortgagee shall from time to time request in order to (a) confirm the lien of this Mortgage and the mortgaging to Mortgagee of the Mortgaged Property (including, without limitation, all betterments, renewals, extensions and replacements of, all substitutions for, and all additions, accessions and appurtenances to any portion of the Mortgaged Property), (b) confirm the security interests herein granted to Mortgagee in portions of the Mortgaged Property and (c) satisfy any Requirement that restricts, establishes conditions to, burdens, limits or otherwise affects Mortgagee's exercise of Mortgagee's rights and remedies under, or with respect to the subject matter of, this Mortgage. "Documents of Further Assurance" shall include, without limitation, deeds, mortgages, security agreements, UCC-1s, UCC continuation statements, assignments, title insurance updates, affidavits, certificates, opinions of counsel, estoppel letters, insurance certificates and consent letters. If Mortgagee certifies to Mortgagor that the Note has been misplaced, lost or mutilated and that Mortgagee has not endorsed, assigned or otherwise transferred the Note, Mortgagor shall deliver to Mortgagee an original duplicate note in the same form as the Note, Mortgagee hereby agreeing to indemnify Mortgagor against any loss or expense incurred by Mortgagor as a consequence of Mortgagor's having delivered such duplicate note. All documentation to be delivered by Mortgagor pursuant to this Section 1.26 shall be in form and substance reasonably satisfactory to Mortgagee.

         1.27. Notice to Mortgage. Mortgagor shall give notice to Mortgagee promptly upon the occurrence of (a) any Event of Default or any fact, event or circumstance that after notice or passage of time or both would constitute an Event of Default; (b) any litigation, proceeding or investigation commenced by, or that involves, any Governmental Authority that might result in the impairment of Mortgagee's security for the Loan or any other fact, event or circumstance that might result in the impairment of such security; and (c) any material adverse change in the operations or financial or other condition of the Mortgaged Property or any portion thereof.

         1.28. Set-O Mortgagor, to further secure Mortgagor's full, faithful and punctual compliance with the obligations imposed upon it in the Loan Documents, hereby (i) pledges and grants to Mortgagee, and grants to Mortgagee a security interest in and to, any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Mortgagee to or for the credit or account of Mortgagor (collectively, "Deposits") and (ii) irrevocably authorizes and directs Mortgagee at any time and from time to time upon the occurrence of an Event of Default, without notice to Mortgagor (any such notice being expressly waived by Mortgagor) and to the fullest extent permitted by law, to set off and apply any Deposits against any and all obligations of Mortgagor now or hereafter existing under the Loan Documents, irrespective of whether or not Mortgagee shall have made any demand under the Loan Documents and although such obligations may be contingent or unmatured. From and after the date of the occurrence of any Event of Default, Mortgagee shall have dominion and control over such Deposits and shall have the sole ability to make withdrawals with respect to such Deposits. The rights of Mortgagee under this section are in addition to such other rights and remedies (including, without limitation, other ID rights of set-off) as may be available to Mortgagee under the Loan Documents, at law or in equity.

         1.29. Obligations Secured. Whenever in this Mortgage or any other
I Loan Document it is stated that Mortgagor shall be obligated to pay or repay any moneys to Mortgagee or to any third party or to reimburse Mortgagee in respect of costs and expenses incurred by Mortgagee or anyone employed by, or acting on behalf of, Mortgagee, then any such payment, repayment or reimbursement obligation shall be deemed to be part of the indebtedness that is secured by this Mortgage.

         1.30. Year 2000 Capability. Mortgagor represents, warrants and covenants that it (a) is aware of the risks associated with the date change from December 31, 1999 to January 1, 2000; (b) has assessed the related processing capabilities of its computer and other systems (the "Systems", as defined below); (c) has taken, and shall continue to take, if necessary, appropriate steps to prepare its Systems for Year 2000 capability, i.e., to operate in a manner such that on and after January 1, 2000 the Systems will correctly interpret and manipulate all dates, data, information and records, so as to avoid errors in processing or failures to operate properly because of their inability to recognize accurately the Year 2000 or subsequent dates; and (d) is taking or has taken, and shall continue to take, if necessary, appropriate steps to verify that the Systems of its material customers, clients, suppliers and counterparties are able to meet the requirements of the Year 2000 date change. Mortgagor agrees that, at Mortgagee's request, it will provide Mortgagee with written assurance (with appropriate documentation) of its Year 2000-related Systems capability. The term "Systems" as used herein shall mean all (i) computer hardware, computer software, and data processing systems; (ii) HVAC and other building or facilities systems and equipment containing embedded microchips; and (iii) other information technology-based systems, that, in the case of each of (i), (ii) and (iii) are material to the business operations or financial condition of Mortgagor.

                                   ARTICLE II

                         Events of Default and Remedies

         2.1. Definition of Event of Default. For all purposes of the Loan Documents, the occurrence of any one or more of the following shall constitute an Event of Default:

                  (a) Nonpayment of Note. If Mortgagor fails to make any payment required under the Note or the Loan Agreement when and as the same shall become due and payable, and such failure continues for ten (10) days, provided, however, that said ten (10)-day grace period shall not apply to the payment of any moneys required to be paid by Mortgagor upon the Maturity Date or Extended Maturity Date, if applicable (or sooner, if applicable, by reason of acceleration); or

         (b) Liens. If any proceeding is commenced to foreclose a lien upon the Mortgaged Property or any portion thereof or if any other action is taken to enforce any such lien and, within twenty days (20) after the commencement of such proceeding or taking of such action, said lien is not discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise; or

         (c) Action by Governmental Authority. If any Governmental Authority imposes a fine or penalty with respect to Mortgagor's failure to pay an Imposition in a timely manner or if, following Mortgagor's election to contest the amount or validity of any Imposition, Mortgagor fails to duly perform or comply with any provision set forth in Section 1.7(c); or

         (d) Failure to Comply with Section 1.9. If Mortgagor fails fully, faithfully or punctually to perform or comply with any obligation on the part of Mortgagor to be performed or complied with pursuant to Section 1.9; or

         (e) Failure to Give Notice. If Mortgagor fails to give Mortgagee, when and as required, any notice required to be given to Mortgagee by Mortgagor pursuant to this Mortgage or within ten (10) days of Mortgagor's becoming aware of the need to provide such notice if no grace period for the giving of such notice is otherwise provided for in this Mortgage; or

         (f) Nonpayment of Certain Charges. If Mortgagor fails to make any payment required by Section 1.4 (other than a payment to which paragraph (a) applies), 1.7(a) or 1.11, and such failure continues for twenty (20) days; or

         (g) Default in Performance of Certain Obligations. If Mortgagor fails fully, faithfully or punctually to perform or comply with any obligation on the part of Mortgagor to be performed or complied with pursuant to Section 1.2, 1.3, 1.8, 1.10, 1.12, 1.13, 1.20 or 1.22, and such failure continues for thirty (30) days after Mortgagee has given Mortgagor written notice thereof; or

         (h) Other Failure to Perform. If Mortgagor fails fully, faithfully or punctually perform or comply with any other obligation on the part of Mortgagor to be performed or complied with pursuant to any Loan Document including, without limitation, the Note and the Loan Agreement (except as described in the preceding paragraphs (a) through (g)) and such failure continues for the lesser of (i) thirty (30) days after Mortgagee has given Mortgagor written notice thereof (unless such default cannot with due diligence be cured within thirty
(30) days but can be cured within a reasonable period, in which case no Event of Default shall be deemed to exist so long as Mortgagor shall have commenced to cure the default within thirty (30) days after receipt of notice, and thereafter diligently and continuously prosecutes such cure to completion) or (ii) such period of time, if any, as is set forth with respect to such failure in any other Loan Document; or

         (i) Misrepresentation. Etc. If any warranty, representation or other statement made (i) by or on behalf of Mortgagor or by any Principal of Mortgagor in, pursuant to, or in connection with any Loan Document including, without limitation, the Note and the Loan Agreement, or in connection with any other loan made by Mortgagee to Mortgagor or any Principal of Mortgagor or any borrower of which a Principal of Mortgagor is a principal, or (ill) by or on behalf of any Guarantor in or pursuant to any guaranty delivered to Mortgagee in connection with the Loan is materially incorrect; or

         Nonpayment of Debts. If Mortgagor shall be generally not paying Mortgagor's debts as they become due; or

         (k) Voluntary Adverse Financial Events. If Mortgagor (i) shall make an assignment for the benefit of creditors, or (ii) shall institute any proceeding seeking (A) relief on its behalf as debtor, or (B) adjudication of Mortgagor as a bankrupt or insolvent, or (C) reorganization, arrangement, adjustment, winding up, liquidation, dissolution or composition of Mortgagor or Mortgagor's debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (D) appointment of a receiver, trustee, conservator, custodian or other similar official for Mortgagor or the Mortgaged Property or any part thereof or of any other substantial part of Mortgagor's property, or (iii) shall consent by answer or otherwise to the institution of any such proceeding against Mortgagor, or (iv) shall (if a corporation or other entity having directors or shareholders) take by itself, or by its directors or shareholders, any action for the purpose of any of the foregoing; or

         (l) Involuntary Adverse Financial Events. If any proceeding is instituted against Mortgagor seeking (i) to have an order for relief entered against Mortgagor as debtor or to adjudicate Mortgagor a bankrupt or insolvent, or (ii) reorganization, arrangement, adjustment, winding-up, liquidation, dissolution or composition of Mortgagor or Mortgagor's debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or
(iii) appointment of a receiver, trustee, conservator, custodian or other similar official for Mortgagor or the Mortgaged Property or any portion thereof or any other substantial part of Mortgagor's property, that either (A) results, without Mortgagor's consent or acquiescence, in any such entry of an order for relief, adjudication of bankruptcy or insolvency or issuance or entry of any other order having a similar effect or (B) remains undismissed for ninety (90) days; or

         (m) Appointment of Trustee. Etc, If a trustee, receiver, conservator, custodian or other similar official is appointed, without the consent or acquiescence of Mortgagor, for Mortgagor or the Mortgaged Property or any portion thereof or any other substantial part of Mortgagor's property, which appointment is not vacated within ninety (90) days; or

         (n) Changes in Mortgage Taxation. If subsequent to the date of this Mortgage the law of the state in which the Premises are situated is changed to Mortgagee's detriment by statutory enactment, judicial decision, regulation or otherwise, so as (i) to deduct from the value of land for the purpose of taxation

(for state, county, municipal or other purpose) any lien or charge thereon, or
(ii) to chancre the taxation of deeds of trust, mortgages or debts secured by land or the manner of collecting any such taxation; or

         (o) Final Judgment. If a final judgment is entered against Mortgagor, and, within sixty days after its entry, such judgment has not been discharged or execution thereof stayed pending appeal, or if, within sixty days after the expiration of any such stay, such judgment has not been discharged; or

         (p) Certain Taxes. If it is or becomes illegal for Mortgagor to pay any tax required to be paid by Mortgagor pursuant to Section 1.07 or if Mortgagor's payment of such tax would violate any Requirement; or

         (q) Prohibited Transfer. If a transaction prohibited by Section 1.18 occurs without the prior written consent of the "Required Lenders"; or

         (r) Other Instruments. If Mortgagor fails to perform, comply with or discharge any agreement, obligation or undertaking created or agreed to by Mortgagor in any Loan Document and any applicable cure periods expire; if any Principal of Mortgagor or Guarantor fails to perform, comply with or discharge any agreement, obligation or undertaking created or agreed to by such Principal of Mortgagor or Guarantor in any Loan Document and any applicable cure periods expire; or if any event or circumstance described in clause 1.7(c)(iii) occurs; or

         (s) Leases. If Mortgagor leases all or any part of the Mortgaged Property in violation of Section 1.15 of this Mortgage or effectuates any change with respect to a Lease in violation of said section; or

         (t) Management of Mortgaged Property. If the Mortgaged Property 0 ceases to be managed by Mortgagor or such other person or entity as may be approved by Mortgagee in writing; or

         (u) Guarantor. If any act, circumstance or event described in paragraphs (k) through (n) or (p) is taken by or occurs with respect to any Guarantor or the property of any such person or entity (each of the foregoing, an "Insolvency Event"); or

         (v) Other Mortgage. If any fact or circumstance occurs that would permit the holder of any other mortgage encumbering the Mortgaged Property or any part thereof to foreclose or exercise any other remedy(ies) available under such other mortgage. If such other mortgage provides for a grace period and opportunity to cure, an Event of Default shall not be deemed to have occurred under this paragraph; or

         (w) unless and until such grace period has expired. Concurrently with the expiration of such grace period, an Event of Default shall be deemed to have occurred under this Mortgage, and Mortgagor shall have no right under this Mortgage to receive notice of or any opportunity to cure such Event of Default. Nothing in this paragraph (w) shall limit in any way Mortgagor's obligations under this Mortgage or Mortgagee's rights and remedies under this Mortgage.

         2.2. Effect of Event of Default. Upon and after the occurrence of an Event of Default, Mortgagee shall be entitled to all of the rights and remedies set forth below. In those instances in which Mortgagee is entitled to take action with respect to the subject matter of this Article II, such action may be taken by Mortgagee personally or on Mortgagor's behalf by its agents or attorneys and, in any such instance, with or without entry upon the Mortgaged Property. All expenses incurred and advances made by Mortgagee or by any such agents or attorneys in taking any such action shall be deemed to be for the account of Mortgagor and shall be repaid to Mortgagee together with interest thereon computed at the Default Rate from the date each such expense is incurred or advance is made until the date Mortgagee has received repayment in its entirety thereof.

         (a) Automatic Acceleration of Note. If the Event of Default is one described in paragraphs (1), (in) or (n) of Section 2.1, then the entire principal of the Note then outstanding, all accrued and unpaid interest thereon, Prepayment Charge and all other indebtedness secured by this Mortgage shall automatically become immediately due and payable.

         (b) Optional Acceleration of Note. If the Event of Default is one described in any paragraph of Section 2.1 other than those paragraphs of Section
2.1 referred to in the preceding paragraph (a), then Mortgagee, by written notice to Mortgagor, may declare the entire principal of the Note then outstanding, all accrued and unpaid interest thereon, Prepayment Charge and all other indebtedness secured hereby to be due and payable immediately. Upon any such declaration the same shall become immediately due and payable, notwithstanding anything to the contrary in any Loan Document.

         (c) Entry upon Mortgaged Property. Without notice to Mortgagor or anyone else, Mortgagee may (i) enter into and upon the Mortgaged Property and take possession thereof by force, summary proceeding, ejectment or otherwise and exclude therefrom Mortgagor, Mortgagor's employees and agents and all other persons, (ii) hold, use, operate, manage, maintain and control the Mortgaged Property and conduct the business thereof on such terms as Mortgagee shall deem proper, (iii) collect and receive all Rents including, without limitation, those past due (instituting, at Mortgagee's election, proceedings in furtherance of such collection), (iv) apply the Rents as hereinafter provided, (v) amend, modify and terminate then existing Leases of the Mortgaged Property or any portion thereof and, in the name of Mortgagor, enter into Leases of all or any portion of the Mortgaged Property, (vi) complete the construction of the Improvements, and in the course of such completion make such changes in the contemplated Improvements as Mortgagee may deem desirable, (vii) make all necessary or proper repairs, renewals and replacements and such alterations, additions, improvements and betterments as Mortgagee may deem advisable, and
(viii) generally do everything as fully and effectually as if Mortgagee were the absolute owner of the Mortgaged Property. Mortgagee shall apply the Rents (A) first, to paying the costs and expenses incurred by Mortgagee in taking actions pursuant to this paragraph (including, without limitation, cost and expenses incurred in furtherance of the rights, remedies and powers specifically set forth above and those incurred in order to insure the Mortgaged Property, pay Impositions and pay reasonable compensation for the services of

Mortgagee and its employees, attorneys and agents), and (B) second, to payment of the principal of the Note then outstanding, all accrued but unpaid interest thereon, at the rate of interest provided therein and in the Loan Agreement, including any applicable Prepayment Charge, and all other indebtedness secured by this Mortgage or by any other Loan Document. Mortgagor hereby consents to the exercise by Mortgagee of the rights, remedies and powers conferred upon Mortgagee in this paragraph, provided, however, that (x) Mortgagee shall under no circumstances have any obligation to undertake any act or do anything pursuant to this paragraph and (y) no entry in or upon the Mortgaged Property or taking possession thereof or any other action or omission of Mortgagee hereunder shall make Mortgagee a "mortgagee in possession" (unless Mortgagee expressly elects such status in writing) or create any liability on the part of Mortgagee to Mortgagor or to any lessee or other party holding under or claiming through Mortgagor (whether for trespass, eviction, inconvenience, annoyance, disturbance, loss of business or otherwise) except if attributable to the willful misconduct or bad faith of Mortgagee. In furtherance of all of the foregoing, Mortgagor hereby irrevocably and unconditionally appoints Mortgagee as Mortgagor's true and lawful attorney-in-fact, coupled with an interest, in Mortgagor's name and stead, with full power of substitution to act pursuant to the provisions of this paragraph.

         (d) Sale of Mortgaged Property. Mortgagee may sell the Mortgaged Property and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels, in such manner, at such time and place, for such price and upon such other terms and after such notice thereof as Mortgagee may in its sole discretion determine, or as may be required by law. Mortgagee may from time to time adjourn any such sale by announcement at the time and place appointed for such sale, as same may previously have been adjourned.

         (e) Foreclosure. Mortgagee may institute proceedings for the complete or partial foreclosure of this Mortgage.

         (f) Rights as Secured Party. Mortgagee may exercise such rights and remedies, whether at law, in equity or by statute (including, without limitation, the Uniform Commercial Code), as are available to Mortgagee as a secured party under this Mortgage with respect to the Chattels, including, without limitation, the right to take possession of the Chattels, to maintain and preserve the same and to cause any of the Chattels to be sold at any one or more public or private sales as permitted by applicable law. Any person, including both Mortgagee and Mortgagor, shall be eligible to purchase any portion or all of the Chattels thus offered for sale. Any and all expenses incurred by Mortgagee in connection with taking possession of the Chattels and maintaining and preserving the same and otherwise preparing for sale, as well as in the conduct of the sale, such as the fees and expenses of Mortgagee's attorneys, shall be deemed to be for the account of Mortgagor and shall be repaid to Mortgagee. Mortgagor, upon Mortgagee's demand, shall assemble the Chattels and make them available to Mortgagee at such place(s) as Mortgagee may designate. Mortgagee shall give Mortgagor at least five days' prior written notice of the time and place of any public sale or other disposition of the Chattels or of the time at or after which Mortgagee intends to make any private sale or other disposition (any such notice for all purposes to be deemed reasonable notice to Mortgagor).

         (g) Other Remedies. Supplementing the foregoing provisions of this
Section 2.2, Mortgagee may take such other steps as Mortgagee may elect to protect and enforce its rights, whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement set forth in the Note, this Mortgage or in any other Loan Document, or in aid of the execution of any power herein granted to Mortgagee, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable right or remedy.

         2.3. Foreclosure Sale Implementation. (a) Deeds, Etc. To effectuate any sale(s) made under or by virtue of this Article 11, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale (any such sale, an "Article II Sale"), Mortgagor, Mortgagee, or an officer of any court empowered to do so shall execute and deliver (i) to the accepted purchaser or purchasers assigning and transferring all estate, right, title, interest, claim and demand in and to the property and rights sold and (ii) to the appropriate Governmental Authority any affidavit(s) or other instrument(s) required pursuant to any Requirement(s). In furtherance of such purpose, Mortgagor hereby irrevocably and unconditionally appoints Mortgagee as Mortgagor's true and lawful attorney-in-fact, coupled with an interest, in Mortgagor's name and stead, with full power of substitution, to execute and deliver such instrument(s). Mortgagor hereby ratifies and confirms all that Mortgagee, in its capacity as said attorney-in-fact, or such substitute(s) shall lawfully do pursuant to this Section 2.3(a). Notwithstanding the foregoing Mortgagor, if so requested by Mortgagee or any purchaser, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser all such instruments as may be designated by the requesting party. Any such sale or sales shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the property and rights so sold, and shall be a perpetual bar, both at law and in equity, against Mortgagor and against any and all persons claiming or who may claim by, from, through or under Mortgagor.

         (b) Acceleration upon Sale. In the event of any Article II Sale (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), then, notwithstanding anything to the contrary set forth in any Loan Document, the entire principal of the Note than outstanding, all accrued and unpaid interest thereon, at the rate of interest provided therein and in the Loan Agreement, including any applicable Prepayment Charge, and all other indebtedness secured by this Mortgage shall immediately become due and payable.

         (c) Application of Proceeds. The proceeds of any Article II Sale, together with any other sums that Mortgagee may then hold under any provision of this Mortgage, shall be applied in the following order of priority:

                  (i) Sale Costs. Etc, To the payment of the costs and expenses incurred in connection with such sale, including, without limitation, the costs and expenses (A) incurred by Mortgagee prior thereto in taking possession of, and maintaining and preserving, the Mortgaged Property or any portion thereof and paying Impositions with respect thereto (other than Impositions subject to which the Mortgaged Property might have been sold), (B) of any judicial proceedings wherein or pursuant to which such sale might have been made, (C) of any receiver(s) appointed with respect to the Mortgaged Property or any portion thereof, (D) incurred in order to comply with Requirements applicable to such sale and (E) of paying reasonable compensation to Mortgagee, its employees, agents and attorneys.

                  (ii) Principal. Prepayment Charge and Interest. To the payment of the entire principal of the Note then outstanding, all accrued and unpaid interest thereon (whether accruing prior or subsequent to the date of default) at the rate of interest provided therein and in the Loan Agreement, including any applicable Prepayment Charge.

                  (iii) Other Sums Due. To the payment of any other sums required to be paid by Mortgagor pursuant to any provision of any Loan Document.

                  (iv) Application of Surplus. To the payment of the surplus, if any, to whosoever may be lawfully entitled to receive the same.

         (d) Bids by Mortgage. At any Article II Sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of Mortgagor secured by this Mortgage the net sales price after deducting therefrom the costs and expenses of the sale and all other costs or expenses attributable to Mortgagor's default under this Mortgage and Mortgagee's exercise of its rights, powers and remedies under this Mortgage.

         2.4. Collection of Debt. (a) Payments Due upon Acceleration. In the event that the indebtedness secured by this Mortgage shall become due and payable in accordance with the provisions of this Mortgage and Mortgagor shall fail forthwith to pay such amounts to Mortgagee, Mortgagee shall be entitled and empowered to institute actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such actions or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Mortgagor and collect, out of the Mortgaged Property and other property of Mortgagor wherever situated, in any manner provided by law, moneys adjudged or decreed to be payable.

         (b) Effect of Foreclosure. Etc, Mortgagee shall be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the provisions of this Mortgage; and the right of Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage or the foreclosure of the lien hereof, and in the event of a sale of the Mortgaged Property and of the application of the proceeds of sale, as in this Mortgage provided, to the payment of the debt hereby secured, Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Note and to enforce payment of all other charges, payments and costs due under this Mortgage, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest at the maximum rate permitted by law. If any case shall be commenced against Mortgagor under any applicable insolvency, bankruptcy or any similar law now or hereafter or any proceedings for Mortgagor's reorganization or involving the liquidation of Mortgagor's assets, then Mortgagee shall be entitled to prove the whole amount of principal, Prepayment Charge and interest due upon the Note to the full amount thereof, and all other payments, charges and costs due under this Mortgage (including, without limitation, the fees and expenses of Mortgagee's attorneys in connection with such proceedings), without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property, provided, however, that in no case shall Mortgagee receive a greater amount than such principal, Prepayment Charge and interest and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estate of Mortgagor.

         (c) Effect of Judgment. No recovery of any judgment by Mortgagee and no levy of any execution under any judgment upon the Mortgaged Property or any part thereof or upon any other property of Mortgagor shall affect in any manner or to any extent the lien of this Mortgage upon the remaining Mortgaged Property not recovered or levied against or executed upon or any part thereof or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

         (d) Application of Sums Collected. Any moneys thus collected by Mortgagee under this Section 2.4 shall be applied by Mortgagee in accordance with the provisions of paragraph (c) of Section 2.3.

         (e) Legal Proceedings. Mortgagor unconditionally and irrevocably agrees that any action or proceeding against Mortgagor with respect to the Loan or for the recognition or enforcement of any judgment rendered in any such action or proceeding may be brought in the United States Courts for any District in which the Mortgaged Property is situated or in the courts of the State in which the Mortgaged Property is situated, as Mortgagee may elect, and by executing and delivering this Mortgage, Mortgagor unconditionally and irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts in person generally with respect to any such action or proceeding for itself and in respect of its properties. Mortgagor further agrees that final judgment against it in any action or proceeding shall be conclusive and may be enforced in any other jurisdiction, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of Mortgagor's indebtedness.

         MORTGAGOR AND MORTGAGEE WAIVE THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING (INCLUDING ANY AND ALL COUNTERCLAIMS THERETO) THAT DIRECTLY OR INDIRECTLY RELATES TO THE SUBJECT MATTER OF THIS MORTGAGE. MORTGAGOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT ON THIS MORTGAGE BY THE MORTGAGEE ANY AND EVERY RIGHT IT MAY HAVE TO (I) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS) AND (II) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR

PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT MORTGAGOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST MORTGAGEE WITH RESPECT TO ANY ASSERTED CLAIM.

         2.5. Appointment of Receiver. After the occurrence of any Event of Default and during its continuance, whether incidental to any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or to any other judicial proceeding to enforce any right of Mortgagee, or otherwise, Mortgagee shall be entitled, as a matter of right, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Mortgage indebtedness, either before or after declaring the unpaid principal of the Note to be due and payable, to the appointment of a receiver or receivers of the Mortgaged Property and of all the Rents thereof Mortgagor hereby irrevocably and unconditionally consents to the appointment of such receiver or receivers (and to the exercise by such receiver or receivers of such powers as may be requested by Mortgagee of the court that is empowered to make such appointment), waives any and all defenses to such appointment and agrees not to oppose Mortgagor's application therefor.

         2.6. Possession by Mortgagee. Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, or of any of Mortgagor's property, or of the Mortgaged Property or any part thereof, Mortgagee shall be entitled to retain possession and control of all property now or hereafter held under this Mortgage.

         2.7. Remedies Cumulative. No right or remedy of Mortgagee is intended to be exclusive of any other right or remedy specified herein, in any other Loan Document or available to Mortgagee at law or in equity. All such rights and remedies shall be cumulative and concurrent and, at Mortgagee's option, may be pursued singularly, successively or together and may be exercised as often as occasion therefor shall arise. No delay or failure of Mortgagee to exercise any right, power or remedy hereunder or under any other Loan Document shall impair any such right, power or remedy or shall be construed to be a waiver thereof or of any Event of Default, and Mortgagor shall not thereby be relieved of its obligations. Mortgagee shall be deemed to have waived any such right, power or remedy only if such waiver is expressly set forth in a written instrument duly executed by an authorized representative of Mortgagee. No waiver of any breach shall constitute a waiver of any other then existing or subsequent breach.

         2.8. Right to Withdraw Proceeding. Etc. Any action, suit or proceeding brought by Mortgagee pursuant to any of the terms of this Mortgage or otherwise and any claim made by Mortgagee hereunder may be compromised, settled, withdrawn, abandoned or otherwise dealt with by Mortgagee without any notice to, agreement or approval of, or consent by, Mortgagor and without any liability of Mortgagee to Mortgagor.

         2.9. Waiver. To the fullest extent permitted by law and with full awareness of the consequences thereof, Mortgagor hereby unconditionally and irrevocably (a) waives and relinquishes the benefit of, and releases all rights of Mortgagor under, all laws now or hereafter in force providing for any appraisement or valuation before sale of the Mortgaged Property or any portion thereof, any stay of execution or extension of the time for the enforcement of the collection of the indebtedness secured by this Mortgage, any extension of a period of redemption from any sale in furtherance of the collection of said indebtedness, and any marshalling of the assets of Mortgagor (including, without limitation, the Mortgaged Property), and (b) agrees that Mortgagor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any of the foregoing. In addition, to the fullest extent permitted by law and with full awareness of the consequences thereof, Mortgagor hereby waives and relinquishes the right to assert any defense based upon laws applicable to sureties and guarantors.

         2.10. Use and Occupancy of Mortgaged Property. During the continuance of any Event of Default and pending the exercise by Mortgagee of its right to exclude Mortgagor from all or any part of the Mortgaged Property, Mortgagor agrees to pay to Mortgagee the fair and reasonable rental value for the use and occupancy of the Mortgaged Property or any part thereof that is in Mortgagor's possession for such period and, upon default of any such payment, shall vacate and surrender possession of the Mortgaged Property to Mortgagee or to a receiver, if any, and in default thereof Mortgagor may be evicted by summary action or proceeding for the recovery of possession of premises for nonpayment of rent.

         2.11. Mortgagee's Attorneys' Fees. Mortgagor shall upon demand pay any and all costs, expenses, and attorneys' fees incurred by Mortgagee in connection with (a) enforcing, or attempting to enforce, Mortgagee's rights under the Loan Documents; (b) obtaining legal advice regarding Mortgagee's available legal alternatives and rights under the Loan Documents; and (c) representation of Mortgagee's interest in any action or proceeding that relates to the Loan, Mortgagor or the Mortgaged Property.

         2.12. Effect of Mortgagor's Tender. If, after the occurrence of an Event of Default but before the sale of the Mortgaged Property, Mortgagor tenders to Mortgagee payment of the amount necessary to pay all sums then due hereunder, then such tender shall constitute a voluntary prepayment of the Note, and Mortgagor shall pay Mortgagee, together with all other sums then due, Prepayment Charge computed in accordance with the Note.

         2.13. Mortgagee's Failure to Allow Cure Period. Notwithstanding anything to the contrary in any Loan Document, wherever it is stated in this Mortgage that an Event of Default shall be deemed to have occurred only after Mortgagee has given notice (a "Cure Notice") of specified circumstances (an "Unmatured Default") and a specified period of time (the "Cure Period") has passed, if Mortgagee fails to give the required Cure Notice and commences foreclosure proceedings under this Mortgage, then, (a) if, within the Cure Period, as measured from the commencement of the foreclosure proceedings, Mortgagor cures the applicable Unmatured Default, then Mortgagee shall discontinue such foreclosure proceedings and reinstate the Loan on the same terms and conditions, as if the Note had never been accelerated; (b) such discontinuance of foreclosure proceedings shall constitute Mortgagor's sole remedy for Mortgagee's failure to have given the required Cure Notice, and Mortgagee shall have no liability to Mortgagor with respect thereto; and (c) Mortgagee's failure to give the Cure Notice shall not invalidate, nullify, or constitute a defense in any foreclosure proceedings that are otherwise properly commenced.

                                   ARTICLE III
                         Representations and Warranties

         Mortgagor represents and warrants to Mortgagee that, as of the date of the delivery of this Mortgage and as of each date as of which Mortgagor is required to make any payment under the Note:

         3.1. Title. Etc. Mortgagor has good and marketable title to an indefeasible fee estate in the Mortgaged Property, subject to no lien, charge or encumbrance except (a) matters listed as typewritten exceptions to title in Schedule B of Mortgagee's title policy issued by Land Title Agency, Inc. as agent for Commonwealth Land Title Insurance Company pursuant to title order number H186670EP and title order number H186671EP, insuring the lien of this Mortgage; and (b) Leases that comply with this Mortgage. Upon recordation, this Mortgage shall impose upon such of the Mortgaged Property as constitutes real estate a first priority lien. Mortgagor owns the Chattels and all other Mortgaged Property free and clear of liens and claims other than those set forth in said typewritten exceptions.

         3.2. Compliance with Requirements. Etc. Mortgagor is in full compliance with all Requirements and Restrictions. Neither the Mortgaged Property nor any part thereof was acquired with the proceeds from any transaction or activity that would cause the Mortgaged Property or any such part to be subject to forfeiture under any Requirement or Restriction. Furthermore, Mortgagor has not been responsible for, and has no knowledge of, any action or omission by any person or entity that would cause the Mortgaged Property or any such part to be subject to forfeiture.

         3.3. Rent Roll. Mortgagor has heretofore delivered to Mortgagee a rent roll listing the Rents payable under all Leases. All Rents shown in the rent roll are legal and enforceable Rents and are in compliance with all applicable Requirements.

         3.4. Easements. Etc. Mortgagor has all easements, including those for use, maintenance, and access (by pedestrians, automobiles and trucks) necessary, appropriate, or convenient for the full and proper operation, repair, maintenance, occupancy and use of every portion of the Mortgaged Property. The Mortgaged Property is adequately served by all utilities necessary, appropriate, or convenient for the full and proper operation, repair, maintenance, occupancy and use of every portion of the Mortgaged Property.

         3.5. No Misrepresentations. Neither this Mortgage, any other Loan Document, nor any other document or certificate furnished to Mortgagee or to Mortgagee's attorneys or to Lenders in connection with the transactions contemplated hereby or thereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading. All certifications, recitals, representations and warranties contained in the Loan Documents are true and correct.

         3.6. Governmental Approvals. All Authorizations necessary or appropriate to permit the use and occupancy of the Mortgaged Property and which are required to be obtained from any Governmental Authority have been duly obtained and are in full force and effect.

         3.7. Approvals of Loan Documents. No consent, approval or authorization of, or registration, declaration or filing with, any Governmental Authority is required in connection with the valid execution, delivery and performance of the Loan Documents or the carrying out of any of the transactions contemplated thereby.

         3.8. Other Beneficiaries. The representations and warranties contained in the Loan Documents shall inure to the benefit of any purchaser at a foreclosure sale or other grantee named in a deed delivered in respect of the Mortgaged Property.

         3.9. Federal Law. The proceeds of the Loan are not being and will not be used, directly or indirectly, for the purpose of "purchasing" or "carrying" any "margin stock" in contravention of Regulation U or X promulgated by the Board of Governors of the Federal Reserve System. Mortgagor is incurring the Loan for business purposes only, and not for personal, family or household purposes. Neither the Premises nor any part thereof constitutes or is intended to constitute the personal residence of Mortgagor or any Principal of Mortgagor at any time while the portion of the Premises so used is encumbered by this Mortgage. Mortgagor is a United States person, and is not a foreign person, as defined in the Foreign Investment in Real Property Tax Act.

         3.10. Hazardous Substances. Without limiting the generality of any other representation or warranty contained in this Mortgage, the Mortgaged Property and the existing uses thereof comply and, to the best of Mortgagor's knowledge, at all times have complied in all respects with all Environmental Laws in effect on the date of this Mortgage; all Environmental Authorizations have been duly issued or granted and are in full force and effect; and Mortgagor is not, and at no time since Mortgagor acquired ownership or possession of the Mortgaged Property or any portion thereof has Mortgagor been, in violation of any Environmental Law with respect to the Mortgaged Property. Without limiting the generality of the foregoing:

                  (a) No Hazardous Substances are being, or are intended or threatened to be, and, to the best of Mortgagor's knowledge, no Hazardous Substances have ever been, used, received, handled, generated, manufactured, produced, processed, treated, stored, released, placed, spilled, discharged, disposed of or dispersed at, or otherwise caused to become situated, at, on, under or about the Mortgaged Property, and no portion of the Mortgaged Property has been used at any time as a landfill or as a waste treatment, storage or disposal facility;

                  (b) None of the Improvements contains (and, to the best of Mortgagor's knowledge, none of the Improvements which at any time were a part of, or were situated at, on or under the Mortgaged Property contained) any Hazardous Substances;

                  (c) No underground storage tanks or other underground storage facilities are, or, to the best of Mortgagor's knowledge, have ever been, situated on or under the Mortgaged Property;

                  (d) To the best of Mortgagor's knowledge, (i) the ambient air quality at the Mortgaged Property complies with the requirements of all Environmental Laws and (ii) the present levels of radon, formaldehyde, asbestos and all other Hazardous Substances, to the extent any such Hazardous Substances exist at, on, under or about the Mortgaged Property, are within the limits prescribed by all Environmental Laws;

                  (e) Neither the Mortgaged Property nor, to the best of Mortgagor's knowledge, any land which adjoins any portion of the Mortgaged Property, contains or is affected by any dam, well, reservoir, inland wetland, watercourse or water discharge; and

         Mortgagor has not received or had served upon it any summons, citation, directive, order, Notice or other communication, oral or written, which (i) claims or alleges any failure to comply with any Environmental Law with respect to the Mortgaged Property or (ii) contains any statement(s) or fact(s) which, if true, would signify that any representation, warranty or statement contained in this Mortgage is other than complete and correct. With respect to the ownership, use, operation or maintenance of the Mortgaged Property or the conduct of Mortgagor's business thereat, (y) no writ, injunction, decree, order or judgment is outstanding and (z) no suit, claim, action, proceeding or investigation has been instituted or filed with respect to any Environmental Law (and, to the best of Mortgagor's knowledge, no basis for any of the foregoing exists). No lien has been filed against or imposed upon any of the Mortgaged Property with respect to any Environmental Law.

         Each of the representations and warranties contained in this Section
3.14 shall be deemed made by Mortgagor with respect to all other land, together with the buildings, structures, equipment and other improvements thereon, in whole or in part owned, leased, operated or occupied by Mortgagor.

         3.11. Split Tax Lots. The tax lot or lots that contain the Mortgaged Property include no real property other than the Mortgaged Property and constitute one or more discrete, salable parcels.

                                   ARTICLE IV

                                  Miscellaneous

         4.1. Partial Invalidity. If any provision(s) of any Loan Document are held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision of such instrument(s) and such instrument(s) shall instead be construed as if it or they had never contained such invalid, illegal or unenforceable provision.

         4.2. Notice. (a) All notices hereunder shall be in writing and shall be deemed sufficiently given or served for all purposes when delivered personally, or sent by mail to any party hereto at such party's address above stated (in the case of Mortgagee, attention, Commercial Real Estate Division, EAB Plaza, Thirteenth Floor, Uniondale,

New York 11556-0123), or at such other address of which such party shall have notified the other party in writing. Any notice given by an attorney representing or purporting to represent Mortgagee shall constitute notice by Mortgagee if such attorney is in fact authorized to act on behalf of Mortgagee. Upon receipt of any notice from an attorney purporting to act for Mortgagee, Mortgagor shall have the right, by notice to Mortgagee in compliance with this Mortgage, to require Mortgagee to deliver prompt written proof of the attorney's authority. Such a request, if promptly complied with by Mortgagee, shall not delay or suspend the effectiveness of Mortgagee's notice to Mortgagor.


         (b) All notices given to Mortgagee by any person or entity (other than Mortgagor) pursuant to Pa. C.S.A.ss.8143(b), (c) or (d) shall be in writing and shall be sent exclusively by United States registered mail, return receipt requested, to Mortgagee at the address specified in paragraph (a) of this Section above.

         (c) Without limiting, in any manner, any of Mortgagee's other rights and remedies under this Mortgage, the Loan Agreement or any of the other Loan Documents, if (i) Mortgagor shall at any time deliver or cause to be delivered to Mortgagee a notice pursuant to 42 Pa. C.S.A.ss.8143 electing to limit the indebtedness secured by this Mortgage or (ii) Mortgagee shall receive or be served with any notice pursuant to 42 Pa. C.S.A.ss.8143(b) or (d), then, in any such case, Mortgagee's obligations, if any, to continue to make advances under the Loan Agreement, this Mortgage or any of the other Loan Documents shall thereupon immediately cease and be of no further force or effect, anything contained in this Mortgage, the Loan Agreement or any of the other Loan Documents to the contrary notwithstanding.

         4.3. Waiver of Notice. Whenever in this Mortgage the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person or persons entitled to receive such notice.

         4.4. Successors and Assigns. All the grants, covenants, terms, provisions and conditions of this Mortgage shall run with the land, shall apply to and bind the successors and assigns of Mortgagor (and Mortgagor's heirs, if Mortgagor is an individual) and all subsequent owners, encurnbrancers and tenants of the Mortgaged Property and shall inure to the benefit of the successors and assigns of Mortgagee and all subsequent holders of this Mortgage. Nothing in this Section 4.4 limits the prohibitions of Section 1.18. Mortgagee may freely assign any or all of Mortgagee's rights and obligations under the Loan Documents, including without limitation by granting "participations" to other parties.

         4.5. Usury Savings. Nothing in any Loan Document shall require the payment or permit the collection by Mortgagee of interest in an amount exceeding the maximum amount permitted under applicable law in commercial mortgage loan transactions between parties of the character of the parties hereto (the "Maximum Interest Amount"). Mortgagor shall not be obligated to pay to Mortgagee any interest in excess of the Maximum Interest Amount, and the amount of interest payable to Mortgagee under the Loan Documents shall under no circumstance be deemed to exceed the Maximum Interest Amount. To the extent that any payment made to Mortgagee under the Loan Documents would cause the amount of interest charged to exceed the Maximum Interest Amount, such payment shall be deemed a prepayment of principal as to which no

Prepayment Charge or notice shall be required, notwithstanding anything to the contrary in any Loan Document, or, if the amount of excess interest exceeds the unpaid principal balance of the Note, such excess shall be refunded to Mortgagor.

         4.6. Counterparts. This Mortgage may be executed in any number of counterparts. Each such counterpart shall for all purposes be deemed an original. All such counterparts shall together constitute but one and the same mortgage.

         4.7. Governing Law. This Mortgage shall be construed and enforced in accordance with, and shall be governed by, the laws of the state in which the Premises are situated.

         4.8. Written Amendments. This Mortgage may be amended, discharged or terminated only by a written instrument executed by Mortgagee and Mortgagor.

         4.9. Actions, Approvals and Determinations. Wherever in this Mortgage it is provided that (a) as a condition precedent to Mortgagor's undertaking certain action, Mortgagor shall be required to obtain Mortgagee's consent or approval or (b) Mortgagee shall have the right to make a determination (including, without limitation, a determination as to whether a matter is satisfactory to Mortgagee), or if Mortgagor shall request that Mortgagee take any action, then, unless expressly provided to the contrary in the applicable provision of this Mortgage, the decision whether to grant such consent or approval or to take the requested action, or the determination in question, shall be in the sole and exclusive discretion of Mortgagee and shall be final and conclusive. Wherever in this Mortgage it is stated that any consent or approval shall not be unreasonably withheld or that a determination to be made by Mortgagee shall be subject to a specified standard, then, if a court of competent jurisdiction determines, without right to further appeal, that the consent or approval has been unreasonably withheld or that such specified standard has been met, the consent or approval shall be deemed granted or the standard shall be deemed met, as the case may be, and Mortgagee, at the request of Mortgagor, shall deliver to Mortgagor written confirmation thereof. The obtaining of such consent or approval or determination that such standard has been met shall be Mortgagor's sole and exclusive remedy with respect to the subject matter of this section, and under no circumstance shall Mortgagee, Mortgagee's counsel or anyone else acting or purporting to act on Mortgagee's behalf having any liability (whether in damages or otherwise) with respect thereto. In any instance in which Mortgagor requests, or any Loan Document provides, that Mortgagee shall consider granting its consent or approval or making a determination or taking some other action, Mortgagor shall, upon demand, pay all costs, expenses and attorneys' fees incurred by Mortgagee in connection therewith.

         4.10. Receipt of C012. Mortgagee has delivered to Mortgagor, without charge, a true and correct copy of this Mortgage. Mortgagor acknowledges receipt of same.

         4.11. Modifications. Releases. Etc, Subject to the provisions of
Section 11.02 of the Loan Agreement, from time to time, Mortgagee may, at Mortgagee's option, without notice to or consent by Mortgagor, any Principal of Mortgagor, any Guarantor, any junior lienholder, or any other person, without liability and despite Mortgagor's breach under any of the Loan Documents, do any of the following: (a) release from the lien of this Mortgage any or all of the Mortgaged Property; (b) take or release other or additional security; (c) consent to any map, plat, restrictions, or easement affecting the Mortgaged Property; (d) join in any extension or subordination agreement; (e) alter, substitute or release any property securing the Loan; or agree in writing with Mortgagor to modify the interest rate, amortization period, payment amount, or any other provision of the Note or the Loan Agreement. No action described in the preceding sentence shall affect the lien or priority of lien of this Mortgage, Mortgagor's obligations under the Loan Documents (except as Mortgagee agrees in writing), or the obligations of any Guarantor or Principal of Mortgagor. Mortgagor shall pay Mortgagee a reasonable service charge, together with such title insurance premiums, attorneys' fees and other costs as Mortgagee may incur in connection with any such action. Mortgagee shall be under no obligation whatever to take any such actions.

         Mortgagor and Mortgagee shall, upon their mutual agreement to do so, and in accordance with Section 11.02 of the Loan Agreement execute such documents as may be necessary in order to effectuate the modification of this Mortgage, including the execution of substitute mortgages, so as to create two or more liens on the Mortgaged Property in such amounts as may be mutually agreed upon but in no event to exceed, in the aggregate, the amount set forth in
Section 6.2 herein; in such event, Mortgagor covenants and agrees to pay the reasonable fees and expenses of Mortgagee and its counsel in connection with any such modification.

         4.12. Construction. The Loan Documents shall be construed without regard to section headings, which are provided for convenience only and shall not be deemed to modify, or be used to interpret, the provisions of this Mortgage. References to a section are references to a section within this Mortgage unless otherwise expressly stated or necessarily implied by the context. The Loan Documents shall be construed without regard to any presumption or other rule requiring construction against the party which caused the Loan Documents to be drafted and, if the Premises are situated in New York State, without regard to New York Real Property Law Section 254. Nothing herein is intended or shall be deemed to create a joint venture or partnership between Mortgagor and Mortgagee or any relationship other than that of mortgagor and mortgagee.

         4.13. Non-Merger. Unless expressly provided otherwise, in the event that ownership of this Mortgage and title to the fee and/or leasehold estates in the Premises encumbered hereby shall become vested in the same person or entity, this Mortgage shall not merge in said title but shall continue to be and remain a valid and subsisting lien on said estates in the Premises for the amount secured hereby.

                                    ARTICLE V

                                 Transfer Taxes

         In the event of any transfer ("Transfer") of the Mortgaged Property, or any part thereof, including any sale by reason of foreclosure of this Mortgage or any prior or subordinate mortgage, Mortgagor shall furnish Mortgagee with a true and complete copy of the transferor and transferee questionnaires, all supporting documentation, and any affidavits furnished to the taxing authorities or recording officer applicable thereto, and the vendee or transferee shall automatically assume and become responsible to perform the obligations imposed upon Mortgagor under this Article.


         Mortgagor also covenants and agrees that in the event of a Transfer, Mortgagor shall duly complete, execute and deliver to Mortgagee all forms and supporting documentation required by any taxing authority to estimate and fix the transfer taxes and other taxes, if any, payable by reason of the Transfer or recording of the deed evidencing the Transfer.

         Mortgagor agrees to pay any tax (including, without limitation, any transfer tax imposed by any Governmental Authority) that may now or hereafter become due and payable with respect to any Transfer of the Mortgaged Property, and in default thereof Mortgagee may at its option pay the same and the amount of such payment shall be added to the indebtedness secured hereby and, unless incurred in connection with a foreclosure of this Mortgage, be secured by this Mortgage.

         Mortgagor hereby irrevocably and unconditionally constitutes and appoints Mortgagee as Mortgagor's true and lawful attorney in fact, coupled with an interest, in Mortgagor's name and stead, with full power of substitution to prepare and deliver any questionnaire, statement, affidavit or tax return in furtherance of any Transfer.

         If Mortgagor fails or refuses to pay a tax payable by Mortgagor after a Transfer by reason of a foreclosure of this Mortgage in accordance with this Article, the amount of the tax and any interest or penalty applicable thereto may, at the sole option of Mortgagee, be paid as an expense of the sale out of the proceeds of the mortgage foreclosure sale.

         The provisions of this Article shall survive any Transfer and the delivery of the deed affecting such Transfer.

         Nothing in this Article is intended (a) to expand any obligation of Mortgagee beyond that provided for by law; (b) to confer any benefit or rights upon any taxing authority; or (c) to limit Section 1. 18.

                                   ARTICLE VI

                              Additional Provisions

         6.1. Assignment of Leases and Rents. This Mortgage is intended to constitute a present, absolute and irrevocable assignment of all of the Rents now or hereafter accruing, and Mortgagor, without limiting the generality of the Granting Clause hereof, specifically hereby presently, absolutely and irrevocably assigns all of the Rents now or hereafter accruing to Mortgagee. The aforesaid assignment shall be effective immediately upon the execution of this Mortgage and is not conditioned upon the occurrence of any Event of Default hereunder or any other contingency or event, provide, however, that Mortgagee hereby grants to Mortgagor the right and license to collect and receive the Rents as they become due so long, as no Event of Default exists hereunder. Immediately upon the occurrence of any such Event of Default, the foregoing right and license shall be automatically terminated and of no further force or effect. Nothing contained in this Section 6.1 or elsewhere in this Mortgage shall be construed to make Mortgagee a mortgagee in possession unless and until Mortgagee actually takes possession of the Mortgaged Property, nor to obligate Mortgagee to take any action or incur any expense or discharge any duty or liability under or in respect of any leases or other agreements relating to the Mortgaged Property or any part thereof


         6.2. Type of Property Mortgagor represents and warrants to Mortgagee that this Mortgage does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

         6.3. Maximum Principal Indebtedness Secured. Notwithstanding anything set forth in this Mortgage to the contrary, the maximum amount of principal indebtedness secured hereby at execution, or which under any contingency may become secured hereby at any time hereafter, is $59,000,000, with interest (including interest at the Default Rate to the extent provided in this Mortgage), late charges and such other sums as may (a) be advanced by Mortgagee pursuant to the Loan Documents for the protection of the Mortgaged Property or the preservation of the lien of this Mortgage (together with attorneys' fees and disbursements) and (b) be secured hereby without resulting in the imposition of mortgage recording tax in addition to the amount of tax due with respect to the principal indebtedness of $59,000,000.

         6.4. Exculpation. Neither Mortgagor nor any Principal of Mortgagor shall be personally liable for payment of the principal of the Note or interest thereon, and in the event of any failure by Mortgagor to pay any portion of such principal or interest, Mortgagee will look, with respect to the then outstanding balance of such principal and interest, solely to the Mortgaged Property and such other collateral as has been, or hereafter shall be, given to secure payment of the Note. The foregoing limitation on liability shall not impair or otherwise affect the validity or enforceability of (a) the debt evidenced by the Note or of any other obligations evidenced by the Loan Documents or (b) Mortgagee's liens, security interests, rights and remedies (including, without limitation, the remedies of foreclosure and/or sale) with respect to the Mortgaged Property or any other property, security, collateral and/or assets (including the proceeds thereof) encumbered, pledged or assigned by this Mortgage or any other security for the Loan. In addition, the foregoing limitation on liability shall not limit anyone's obligations or be applicable with respect to: (i) liability under any guaranty(ies) or indemnity(ies) delivered or afforded to Mortgagee; (ii) any fraud or material misrepresentation; (iii) taxes of any kind (whether characterized as transfer, gains or other taxes) payable in connection with the foreclosure sale of the Mortgaged Property, irrespective of who pays such taxes; (iv) application of any proceeds of the Loan to any purpose other than as provided in the Loan Documents; (v) the application of any insurance or condemnation proceeds or other funds or payments other than strictly in accordance with the Loan Documents; (vi) the misapplication of any security deposits; (vii) rents, sales proceeds, or other sums received after default under the Loan Documents which are not applied to expenses of operating the Mortgaged Property or paid to Mortgagee or a duly appointed receiver of the Premises; (viii) any failure to deliver to Mortgagee, after demand therefor, any agreements relating to the operation, management, leasing, use, occupancy or construction of the Mortgaged Property; (ix) any intentional physical waste in respect of the Mortgaged Property; (x) any failure to pay or discharge any real estate tax, other tax, assessment, fine, penalty or lien against the Mortgaged Property to the extent revenue from leases of the Mortgaged Property was available to pay same; (xi) liability to Mortgagee for the reimbursement to Mortgagee, together with interest as provided in the Loan Documents, of all sums advanced or expended by Mortgagee after or in respect of any default under the Loan Documents; (xii) liability as landlord under any lease(s) relating to the Mortgaged Property ,vhich Lenders are or become obligated for by virtue of Lenders succeeding to the interests of Borrower;
(xiii) liability under any agreement relating to the operation or maintenance of the Mortgaged Property which Lenders are or become obligated for by virtue of Lenders succeeding to the interests of Borrower; (xiv) liability to pay for the premiums on and keep in full force and effect insurance in respect of the Mortgaged Property in accordance with the Loan Documents to the extent revenue from leases of the Mortgaged Property was available to pay same; or (xv) liability for Hazardous Substances that may exist upon or be discharged from the Mortgaged Property. Mortgagor and any Principal of Mortgagor shall in any event be and shall remain personally liable for each of the matters to which reference is made in the preceding sentence and Mortgagee may seek, obtain and enforce one or more money judgments in any appropriate proceeding(s) with respect thereto. The limitation on personal liability contained in this paragraph shall become automatically null and void and shall be of no further force or effect, and Mortgagor and each Principal of Mortgagor shall be and remain personally liable for payment of the principal of the Note and interest thereon, in the event that Mortgagor. or anyone acting on behalf of Mortgagor, shall (A) file a petition or answer seeking any relief of any kind under the bankruptcy laws of the United States (or if an Insolvency Event shall otherwise occur), (B) assert in writing or in any legal proceedings of any kind that any provisions of any of the Loan Documents are in whole or in part unenforceable, invalid or not legally binding, or (C) fail fully to cooperate with Mortgagee or a receiver in Mortgagee's or such receiver's efforts to collect Rents directly from tenants after a default under the Loan Documents.

         6.5. Exculpation of Trustees. This Mortgage is executed by certain Trustees of Acadia Realty Trust (the "Trust"), the general partner of Mortgagor, not individually, but solely in their representative capacities as trustees of the Trust. Mortgagee hereby waives any rights to bring a cause of action against the individuals executing this Mortgage as trustees of the Trust (except for any cause of action based upon lack of authority or fraud), and Mortgagee agrees to look solely to the Mortgaged Property or, if permitted under this Mortgage, the other assets of Mortgagor or Principal of Mortgagor, for the enforcement of any claim Mortgagee at any time may have under this Mortgage or under the Loan Documents.

         6.6. Reduction of Mortgage Amount Amounts received by Mortgagee in reduction of the Loan in accordance the Loan Agreement shall not decrease the amounts secured by this Mortgage unless (i) such payments are received in connection with the release of the Premises encumbered by this Mortgage or (ii) the aggregate amounts actually received in reduction of the Loan has reduced the maximum Loan

Amount that is or may be outstanding, after taking into consideration sums that may be advanced pursuant to the Loan Agreement, to the Mortgage Amount.


                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, this Mortgage has been duly executed and delivered by Mortgagor intending to be legally bound and intending the same to take effect as a sealed instrument as of the date first above written.

                                 ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (as Borrower)

                                 By: Acadia Realty Trust, a Maryland real estate
                                     investment trust, its general partner



Attest:                          By                                [SEAL]
                                 Name:
By                               Title:
Name:
Title:


                  The undersigned joins in the execution and authorizes the delivery of this Mortgage for the purpose of accepting and agreeing to the provisions of paragraph 6.5 hereof

                                                      ACADIA REALTY TRUST




 Attest,                         By                                (SEAL]
                                 Name:
 By                              Title:
 Name:
 Title:



         The undersigned hereby certifies that Mortgagee's address is EAB Plaza, Thirteenth Floor, Uniondale, New York 11556-0123.




                                       Attorney for Mortgagee

STATE OF NEW YORK
                                       ss.:
COUNTY OF NEW YORK


         On the day     of March in the year 2000, before me, the undersigned, a
notary public in and for said state, personally appeared personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.






                                                         Notary Public

 My commission expires:
                                                        ROBERT MASTERS
                                               Notary Public, State of New York
                                                        No. 24-4627447
                                                   Qualified in Kings County
                                               Commission Expires Aug. 31, 2000

STATE OF NEW YORK
                                      ss.:
COUNTY OF NEW YORK


         On the _ day of March in the year 2000, before me, the undersigned, a notary public in and for said state, personally appeared personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.







                                                         Notary Public

 My commission expires:
                                                        ROBERT MASTERS
                                               Notary Public, State of New York
                                                        No. 24-4627447
                                                   Qualified in Kings County
                                                Commission Expires Aug. 31, 20

                                                         [Bradford Towne Center]

                                   SCHEDULE A

         All that certain parcel of land being in the Township of Wysox, County of Bradford, Commonwealth of Pennsylvania, bounded and described as follows:

         Beginning at the north east comer of Steven W. Moore, et al., commonly known as Moore's Auto Sales and also at a point in the southern right-of-way of State Route 6, also being the north west comer of parcel herein described, thence along the southern right-of-way of Route 6 on a curve to the right with an arc length of 307.30 feet, a radius of 1860.08 feet, and a chord bearing and distance of North 78 degrees 15 minutes 35 seconds East 306.95 feet, thence still along the southern right-of-way of Route 6 the next three courses :(I) North 82 degrees 59 minutes 34 seconds East 102.08 feet, (2) South 85 degrees 41 minutes 51 seconds East 101.98 feet, (3) North 82 degrees 59 minutes 34 seconds East 171.99 feet to the center line of Little Wysox Creek, thence downstream in the bed of Little Wysox Creek the next nine courses and distances: (1) South 46 degrees 27 minutes 17 seconds East 86.45 feet to an angle, (2) South 52 degrees 57 minutes East 81.9 feet to an angle, (3) South 66 degrees 68 minutes East 58.2 feet to an angle, (4) South 61 degrees 21 minutes 47 seconds East 201.44 feet to an angle, (5) South 71 degrees 19 minutes 21 seconds East 372.06 feet to an angle, (6) South 49 degrees 01 minutes 22 seconds East 320.49 feet to an an le,
(7) South 67 degrees 00 minutes 05 seconds East 373.88 feet to an angle, (8) South 45 degrees 50 minutes 20 seconds East 271.10 feet to an angle, (9) South 76 degrees 14 minutes 20 seconds East 96.24 feet to a point in the line of the Consolidated Rail Corporation, now or formerly and also being the most south easterly comer of parcel herein described, thence along said lands of the Consolidated Rail Corporation, now or formerly the following four courses and distances: (1) South 73 degrees 36 minutes 12 seconds West 736.65 feet to an angle, (2) South 73 degrees 02 minutes West 199.7 feet to a found pin, (3) South 70 degrees 20 minutes West 515.00 feet to a found pin, and (4) South 73 degrees 10 minutes West 881.8 feet to a found pin in the line of lands of Agway, Inc. the southernmost point of the herein described premises; thence along Agway, Inc. and along lands of James Ennis, North 00 degrees 17 minutes West 1188.03 to a point at an angle, thence along said lands of Ennis the following two courses and distances: (1) South 89 degrees 43 minutes West 25.56 feet to an angle, and
(2) North 00 degrees 17 minutes West 150.34 feet to a point for a comer, thence along lands of Steven W. Moore, et al, commonly known as Moore's Auto Sales, North 00 degrees 06 minutes 15 seconds West 183.80 feet to the point and place of beginning. Containing 48.00 acres of land, according to a Survey Map No. R-3748-5A of the premises by George K. Jones and Associates, Charles W. Woodard, R.S. most recently revised March 20, 2000

                                                                  [Route 6 Mall]

                                   SCHEDULE A

         ALL THAT CERTAIN piece or parcel of land with buildings and improvements thereon situate in Texas Township, Wayne County, Pennsylvania, bounded and described as follows:

         BEGINNING at a point the intersection of the centerline of U.S. Route #6 and the westerly line of a parcel of land conveyed to the Honesdale Mall Associates as recorded in Wayne County Deed Book 388 Page 788;

thence, along, the westerly line of Honesdale Mall Associates, the following two courses and distances:

1.) South zero degrees, thirty-five minutes, fifty-six seconds West (S 00 35' 56" W), four-hundred fifty-nine and thirty-six one-hundredths feet (459.36') to a point;

2.) South twelve degrees, twelve minutes, seventeen second East (S 12' 12' 17" E), five-hundred thirty and twelve one-hundredths feet (530.12') to a point in the northerly bank of the Lackawaxen River;

thence, along the said northerly bank of the Lackawaxen River, the following eight courses and distances:

1.) South sixty-eight degrees, forty-two minutes, fifty-four seconds West (S 680 42' 54" W), fifty-three and forty-two one-hundredths feet (53.42') to a point;

2.) North eighty-eight degrees, twenty-four minutes, forty-five seconds west (N 88' 24'45" W), one-hundred two and sixteen one-hundredths feet (102.16') to a point;

3.) South forty degrees, seven minutes, thirteen seconds West (S 40' 07' 13" W), two-hundred thirty-one and forty-two one-hundredths feet (231.42') to a point;

4.) South eighty-five degrees, thirty-five minutes, eleven seconds West (S 85' 3 5' 11 " W) one hundred thirty seven and forty-three one-hundredths feet (137.43') to a point;

5.) South eighty-nine degrees, fifty-eight minutes, fifty-nine seconds west (S 891 58' 59" W), one-hundred eighteen and seventy-one hundredths feet
         (1187) to a point;

6.) North sixty-six degrees, fourteen minutes; twenty-five seconds West (N 660 14'25" W), three-hundred twenty-six and ninety-eight one-hundredths feet (326.98') to a point;

7.) North sixty-eight degrees, fifty-one minutes, thirty-seven seconds West (N 68' 5 1' 37" W), one-hundred three and twenty-seven one-hundredths feet (103.27') to a point;

8.) North sixty-six degrees, thirty-one minutes, twenty-one seconds West (N 66* 3 11 21 " W), three-hundred thirty-two and sixteen one-hundredths feet (332.16') to a point;

thence, along lands of Dan Weidner the following five courses and distances:,

1.) North twelve degrees, twenty-four minutes, fifty-two seconds west (N 12' 24'52" W), four-hundred thirty-one and fifty-three one-hundredths feet (431.53') to a point;

2.) North thirty-five degrees, thirteen minutes, ten seconds East (N 35' 13' 10" E), forty-eight and forty-two one-hundredths feet (48.42') to a point; ,

3.) South eighty-six degrees, zero minutes; forty-five seconds East (S 86' 00'45" E), one-hundred fifty-five and eighty one-hundredths feet (15 5.80') to a point;

4.) North eighty-six degrees, two minutes, forty-eight seconds East (N 86' 02'48" B), one-hundred ninety-nine and three one-hundredths feet (199.03') to a point;

5.) North ten degrees, fifty-two minutes, fifteen seconds East (N 10' 52' 15" E), ninety-nine and eighty-nine one-hundredths feet (99.89) to the point in the centerline of Old Willow Road;.

thence, continuing along, the centerline of Old Willow Road, the following seven courses and distances:

1.) North eighty-three degrees, thirty minutes, five seconds East (N 83' 30' 05" E) one-hundred eighteen and ninety-two one-hundredths feet (118.92') to a point;

2.) North seventy-nine degrees, forty- seven minutes, fifty-five seconds East (N 79' 47'55" E) , fifty-three and twenty-one one-hundredths feet (53.2 1') to a point;

3.) North seventy-one degrees, twenty-one minutes, forty-six seconds East (N 710 21'46" E), one-hundred thirty-four and ninety-six one-hundredths feet (134.96') to a point;

4.) North sixty-three degrees, fifty-nine minutes, twenty-four seconds East (N 63' 59'24" E), one-hundred fifty-nine and ninety-one one-feet
         (159.9 1') to a point;

5.) North sixty-one degrees, fifty-five minutes, thirteen seconds East (N 61' 55' 13" E), eighty-five and fifty-one one hundredths feet (85.5 1') to A point;

6.) North fifty-seven degrees, twenty-two minutes, thirteen seconds East (N 57' 22'20" E) one-hundred two and seventy-two one-hundredths feet (102.72') to a point;

         North fifty-four degrees, one minute, fifty-four seconds East (v 54' Oil S4" E), one-hundred four and forty-nine one-hundredths feet (104.49') to a point being the intersection of the centerline of Old Willow Road and the centerline of U.S. Route 0;

thence, along the centerline of said U.S. Route 4&, North eighty degrees, forty Minutes, eighteen seconds East (N 80* 40' 18" E) one-hundred fifty-five and twenty-six once-hundredths feet (155.26') to the point of beginning for lands descried herein.

         Together with the rights granted in the Shopping Center Reciprocal Easement and Operation Agreement between Mark Twenty Realty, Inc. Mark Centers Limited Partnership, a Delaware Limited Partnership Marvin Slomowitz Association, a Pennsylvania Limited Partnership, Mark HM

Association, a Pennsylvania Limited Partnership and K-Mart, a Michigan Corporation dated May 28, 1994 and recorded May 25, 1994 in Wayne County Record Book 936 Page 261 et seq.

                              MARGARET DAVIS PARCEL

         ALL that certain piece or parcel of land situate, lying, and being in the Township of Texas, County of Wayne, and State of Pennsylvania, bounded and described as follows:

         BEGINNING at a point being the intersection or the northwesterly right of way line of Old Willow Avenue and the southwesterly right-of-way line of U.S. Route 46;

thence, along the said northwesterly right of way line of Old Willow Avenue the following two courses and distances:

1.) South fifty-seven degrees, twenty-two minutes, twenty seconds West (S 570 22'20 W), eighty-nine and eighteen one-hundredths feet (89.18') to a point;

2.) South sixty-one degrees, fifty-five minutes, thirteen seconds West (s 61" 55' 13" W), seventy-three and eighty-four one-hundredths feet (73.84') to a point; thence, along lands as conveyed to George Szezorak in Wayne County Deed Book 377, Page 436, North two degrees, three minutes, forty-six seconds East (N 02' 03'46" E), sixty-one and sixty-two one-hundredths feet (61:62') to a point in the aforesaid southwesterly right of way line of U.S. Route 46;

thence, along the southwesterly right of way line of said R.S. Route #6, North eighty-one degrees, fourteen minutes, forty-two seconds East (N 811 14'42" E), one-hundred thirty-nine and sixty -six one hundredths feet (139.66') to the point of beginning for lands described herein.

         CONTAINING an area of 4,487.8 square fee of land and being the same premises as conveyed by Margaret Davis to Mark Centers Limited Partnership by Deed dated November 18, 1994 and recorded in Wayne County Deed Book 990, Page 108.

         BEING the same premises conveyed from Marvin S. Slomowitz Associates to Mark Centers Limited Partnership by Deed dated may 11, 1994 and recorded in record Book 93 1, Page 247.